                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No.    )
Filed by the Registrant     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted           by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              GREAT FALLS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              GREAT FALLS BANCORP
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

  1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
  4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
  5) Total fee paid:

     ---------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount previously paid:

      --------------------------------------------------------------------------
  2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
  3)  Filing Party:

      --------------------------------------------------------------------------
  4)  Date Filed:

                               GREAT FALLS BANCORP
                               55 UNION BOULEVARD
                            TOTOWA, NEW JERSEY 07512

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 1996
--------------------------------------------------------------------------------


  NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the "Annual Meeting") of Great Falls Bancorp (the "Corporation") will be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey, at 4:00 p.m. on Tuesday, April 30, 1996, to consider and act upon the following matters:

  1. The election of five directors to serve for the respective terms described in the accompanying Proxy Statement.

  2. Amending the Certificate of Incorporation to change the Corporation's corporate name to Greater Community Bancorp.

  3. Amending the Certificate of Incorporation to increase the authorized Common Stock from 4 million shares to 10 million shares.

  4. The approval of the proposed Great Falls Bancorp 1996 Employee Stock Option Plan.

  5. The approval of the proposed Great Falls Bancorp 1996 Stock Option Plan for Nonemployee Directors.

  6. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

  Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on March 1, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

  A Proxy Card and a Proxy Statement relating to the Annual Meeting are enclosed. You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. Stockholders are cordially invited to attend the meeting in person. If you attend the Annual Meeting and vote in person, the enclosed Proxy Card will not be used.

             By order of the Board of Directors,

             Edith A. Leonhard, Secretary

Totowa, New Jersey
April 1, 1996

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                               PROXY STATEMENT OF
                              GREAT FALLS BANCORP
                               55 UNION BOULEVARD
                            TOTOWA, NEW JERSEY 07512
                                  201-942-1111

--------------------------------------------------------------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 1996
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Great Falls Bancorp (the "Corporation") to be used at the 1996 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey on Tuesday, April 30, 1996 at 4:00 p.m. The accompanying Notice of Annual Meeting and form of Proxy and this Proxy Statement are being first mailed to stockholders on or about April 1, 1996.

--------------------------------------------------------------------------------

         PURPOSES OF ANNUAL MEETING; VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

   PURPOSES OF THE ANNUAL MEETING

      Five matters will be presented at the Annual Meeting to be considered and voted upon. These are (1) the election of directors (see "PROPOSAL ONE-- ELECTION OF DIRECTORS"), (2) approval of an amendment to the Corporation's Certificate of Incorporation changing its corporate name (see "PROPOSAL TWO-- APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION CHANGING THE CORPORATION'S CORPORATE NAME TO GREATER COMMUNITY BANCORP"), (3) approval of a second amendment to the Certificate of Incorporation increasing the number of shares of authorized Common Stock (see "PROPOSAL THREE--APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING AUTHORIZED COMMON STOCK"), (4) approval of a proposed new stock option plan for employees (see "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN"), and (5) approval of a proposed new stock option plan for nonemployee directors (see "PROPOSAL FIVE--APPROVAL OF GREAT FALLS BANCORP 1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS").

      Except for those five matters, the Board of Directors does not know of any other matter to be presented for consideration at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the accompanying Proxy will have the discretionary authority to vote all Proxies with respect to any such other matter in accordance with their judgment.

   QUORUM; VOTES REQUIRED

      The presence at the Annual Meeting, in person or by proxy, of shares entitled to cast a majority of the votes constitutes a quorum. Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. Directors shall be elected by a plurality of the votes cast, in person or by proxy, by the holders of shares entitled to vote at the Annual Meeting. Approval of the other matters to come before the Annual Meeting will require the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Common Stock entitled to vote at the Annual Meeting.

   VOTING OF PROXY

      Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW, FOR APPROVAL OF THE TWO PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION, AND FOR APPROVAL OF THE TWO PROPOSED STOCK OPTION PLANS. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in their discretion. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

   REVOCABILITY OF PROXY

      Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporation's Secretary at the above address or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. A stockholder's mere presence at the Annual Meeting will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      The securities entitled to vote at the Annual Meeting consist of the Corporation's common stock, $1.00 par value per share (the "Common Stock"). As of the close of business on March 1, 1996 (the "Record Date"), 1,709,451 shares of Common Stock were issued and outstanding. Only stockholders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

      At March 1, 1996 the Corporation knew of no individual or group which beneficially owned more than 5% of the Common Stock, other than John L. Soldoveri and Alfred R. Urbano, both of whom are directors of the Corporation. Details of their stock ownership are set forth below (see "PROPOSAL ONE--ELECTION OF DIRECTORS--Security Ownership of Management").



                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

      Under the Corporation's Certificate of Incorporation, directors are divided into three classes and elected for terms of three years and until their successors are elected and qualified. Each class of directors is to consist, as nearly as may be, of one-third of the number of directors then constituting the whole Board. The Corporation's Board of Directors is currently comprised of ten members, three of whom became directors effective at the end of 1995 in connection with the consummation of the Corporation's acquisition of Bergen Commercial Bank. The terms of office of those three members and two previously elected directors will end at the time of the election of their successors at the Annual Meeting. The terms of the other five directors will continue beyond the Annual Meeting.

      For the coming year the Board of Directors has fixed the total number of directors at ten. Five persons are to be elected at the Annual Meeting for terms of either two years or three years as described below. Under New Jersey law, directors are elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

      The Board of Directors, which has no nominating committee, has nominated Anthony M. Bruno, Jr., C. Mark Campbell, Joseph A. Lobosco, John L. Soldoveri, and Charles J. Volpe, each of whom is a member of the current Board whose term expires in 1996, for reelection. Mr. Bruno has been nominated to serve for a two-year term expiring in 1998, and Messrs. Campbell, Lobosco, Soldoveri and Volpe have been nominated to serve for three-year terms expiring in 1999. All of such terms will continue until the years in which their terms expire and their respective successors are elected and have qualified.

      Other nominations may be made pursuant to the Corporation's Bylaws, which require, among other things, that advance written notice of any such nomination be delivered or mailed to the Chairman of the Board of the Corporation. Any such written nomination shall be delivered or mailed not less than 14 days prior to the Annual Meeting, that is, on or before April 2, 1996, provided, that if less than 21 days' notice of the Annual Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman of the Board not later than the close of business on the seventh day following the day on which the Notice of Annual Meeting was mailed.

      The Corporation's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between Annual Meetings of Stockholders. In the event of any such increase in the number of directors by the Board, the terms of the directors filling such vacancies shall be fixed by the Board in such manner as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board as so increased. A director elected by the Board to fill a vacancy created in such manner will serve only until the next Annual Meeting of Stockholders, at which time the stockholders will elect such director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board of Directors has no plans at the present time to make any such increase and fill vacancies prior to the Annual Meeting.


      It is intended that the persons named as proxies in the Proxy Cards solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time the Board knows of no reason why any nominee might be unable to serve.


      The following table sets forth, for each nominee and each continuing director, his name, age as of the Record Date and the year he first became a director of the Corporation. The table also sets forth the names, ages and positions of the Corporation's current executive officers and the year each was first elected to his current position. Each director of the Corporation is also a member of the Board of Directors of either Great Falls Bank (GFB) or Bergen Commercial Bank (BCB), as indicated on the table.

BOARD NOMINEE FOR TWO-YEAR TERM EXPIRING AT ANNUAL MEETING IN 1998

                             Age as of          First year as a
           Name              Record Date      Director of Corporation
-------------------------   ------------      ------------------------
   Anthony M. Bruno, Jr.    41               1995/1/
    (BCB)

/1/ Mr. Bruno was one of the original directors of both Great Falls Bancorp and Great Falls Bank in 1985, but resigned in 1987 in connection with the formation of Bergen Commercial Bank.



     BOARD NOMINEES FOR THREE-YEAR TERMS EXPIRING AT ANNUAL MEETING IN 1999

                             Age as of          First year as a
           Name              Record Date      Director of Corporation
--------------------------  ------------      ------------------------
   C. Mark Campbell  (BCB)   45               1995


   Joseph A. Lobosco (GFB)   61               1990


   John L. Soldoveri  (GFB)  72               1995


   Charles J. Volpe   (BCB)  58               1995



      DIRECTORS CONTINUING IN OFFICE

                                                          Age as of           First Year as a          Year of Expiration
                     Name                                Record Date            Director of            of Term as a Director
----------------------------------------------------  ------------------        Corporation         -------------------------
   M.A. Bramante  (GFB)                                               63           1985                       1997
   Robert J. Conklin  (GFB)                                           57           1985                       1997
   William T. Ferguson  (GFB)                                         53           1985                       1997
   George E. Irwin  (GFB)                                             52           1987                       1998
   Alfred R. Urbano  (GFB)                                            49           1986                       1998


           EXECUTIVE OFFICERS

                                                                                        Year First
                                                                Age as of               Elected to
            Name                       Office                 the Record Date         Current Office
-------------------------------  -------------------          ---------------         --------------
John L. Soldoveri               Chairman and Chief                72                      1985
                                 Executive Officer
Anthony M. Bruno, Jr.            Vice Chairman                    41                      1995
George E. Irwin                  President and                    52                      1995
                                 Chief
                                 Operating Officer
C. Mark Campbell                 Executive Vice                   45                      1995
                                 President
Naqi A. Naqvi                    Treasurer                        39                      1987



     Presented below is certain additional information concerning the directors and executive officers of the Corporation.

     Marino A. Bramante, an orthodontist, has been the President of M.A. Bramante, D.D.S., P.A. since 1960. He has served as a founding director of both the Corporation and Great Falls Bank since 1985.

     Anthony M. Bruno, Jr. was appointed as a director and Vice Chairman of the Board of Directors of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. Mr. Bruno has been Chairman of the Board of Bergen Commercial Bank since 1987. Prior thereto Mr. Bruno was a founding director of the Corporation and the Bank in 1985, positions from which he resigned in 1987 when Bergen Commercial Bank was formed. Mr. Bruno is a senior partner of Bruno, DiBello & Co., L.L.C., Certified Public Accountants. Mr. Bruno is a minority partner in Anjo Realty, which invests in real estate. Mr. Bruno is a nephew of Mr. Soldoveri and is Mr. Campbell's brother-in-law.

     C. Mark Campbell was appointed as a director and Executive Vice President of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. He has acted as President and Chief Executive Officer and a director of Bergen Commercial Bank since 1987. Mr. Campbell is Mr. Bruno's brother-in-law.

     Robert J. Conklin has been the President of The Conklin Corporation, which is engaged in construction and engineering, since 1960. He is also President of an electronics firm, Crystal Accel. He has been a founding director of both the Corporation and Great Falls Bank since 1985.

     William T. Ferguson has been the Vice President of Ted Car Inc., an auto wholesaler, since 1977. He has served as a founding director of both the Corporation and Great Falls Bank since 1985.

     George E. Irwin was appointed as the President and Chief Operating Officer of the Corporation at the end of 1995. Prior thereto Mr. Irwin had served since 1987 as the Corporation's Vice President. He has been the President and Chief Executive Officer of Great Falls Bank since 1987. During 1986 Mr. Irwin was the Bank's Executive Vice President, Treasurer, and Senior Loan Officer. He has been a director of both the Corporation and Great Falls Bank since 1987.

     Joseph A. Lobosco retired at the end of 1994 as the Senior Partner of Joseph Lobosco & Sons, an insurance agency, of which he had been a partner since 1961. He has served as a director of both the Corporation and Great Falls Bank since 1990.

     John L. Soldoveri is the Chairman of the Board of Directors and Chief Executive Officer of the Corporation. He was appointed to the latter position at the end of 1995, having acted as the Corporation's President from 1985 until the end of 1995. Mr. Soldoveri has been a founding director of both the Corporation and Great Falls Bank since 1985. Mr. Soldoveri was President of Soldoveri Agency and Rhodes Agency Inc., real estate brokerage and insurance agency firms, for many years until 1991. He has served as Vice President of both companies since 1991. Mr. Soldoveri has been the controlling partner in Anjo Realty since 1980 and is an active investor in real estate, directly and through various entities. Mr. Soldoveri is Mr. Bruno's uncle.

     Alfred R. Urbano has been the President of Rubicon Realty Corp., a real estate investment firm, since 1980. He is active in the real estate business as an investor and a manager, directly and through various entities. Mr. Urbano has served as a director of both the Corporation and Great Falls Bank since 1986.

     Charles J. Volpe was appointed as a director and Executive Vice President of the Corporation at the end of 1995 in connection with the Corporation's acquisition of Bergen Commercial Bank. Mr. Volpe is the chief executive officer and principal of J.P. Patti Company (roofing). He has been a director of Bergen Commercial Bank since 1987.

     Naqi A. Naqvi has been the Corporation's Treasurer since 1988, and Vice President and Treasurer of Great Falls Bank since 1987.

--------------------------------------------------------------------------------

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors conducts its business through meetings of the Board of Directors and its committees. The Board meets monthly on a regular basis and may also have special meetings. During the year ended December 31, 1995, the Corporation's full Board held fourteen meetings. No director attended fewer than 75% in the aggregate of the total number of Board meetings held during 1995 and the total number of meetings held by committees on which he served during such year.

     The Board has a standing Audit Committee, consisting of Messrs. Bramante (Chairman), Soldoveri and Urbano. Such Committee met twice during 1995. The Audit Committee performs the following customary functions: (i) recommending to the Board of Directors the appointment of the Corporation's independent auditors; (ii) reviewing and approving in advance for each year the audit and non-audit services and fees of such auditors; (iii) meeting separately and privately with the independent auditors and the Corporation's internal auditors, if any, to insure that the scope of their activities has not been restricted, and to consider other matters generally pertaining to their examinations; (iv) reviewing the adequacy of internal financial and accounting controls and the results of the auditors' examinations thereof;
   (v) reviewing matters relating to corporate financial reporting and accounting policies and procedures; and (vi) reporting its findings on any of the above to the Board of Directors, as appropriate.

     The Board also has a standing Stock Option Committee. During 1995 this committee was comprised of Messrs. Bramante, Conklin, and Soldoveri. The Stock Option Committee makes recommendations to the Board concerning options to be granted under the Corporation's stock option plans and generally to administer such Plans. Such Committee did not meet during 1995.

     Except for the Audit and Stock Option Committees, there were no nominating, compensation, or other committees of the Corporation's Board of Directors in existence during 1995. The full Board thus in effect acted as such committees.

     In addition, seven of the Corporation's directors serve as directors of Great Falls Bank, and in that capacity various Board members also serve on committees of Great Falls Bank's Board of Directors and through these committees coordinate the functions of the Corporation and Great Falls Bank. During 1995, committees of Great Falls Bank's Board included the Audit Committee, the Executive Committee, the Loan Committee, the Personnel Committee, the Business Development and Marketing Committee, the Investment Committee, and the Security and Insurance Committee.

     Similarly, three of the Corporation's directors serve as directors of Bergen Commercial Bank, and in that capacity they served on committees of Bergen Commercial Bank's Board of Directors. During 1995, committees of Bergen Commercial Bank's Board included the Audit/Examining Committee, the Executive Committee, the Investment/Financial Committee, the Loan Committee, the Personnel/Compensation Committee, and the Marketing Committee.


     Effective with the Corporation's acquisition of Bergen Commercial Bank at the end of 1995, the Board of Directors of the Corporation established two additional standing committees, the Executive Committee and the Management Coordinating Committee. The members of the Executive Committee are Messrs. Bramante, Bruno, Conklin, Irwin, Soldoveri and Urbano. Its duties will be to carry out the responsibilities of the Corporation's Board of Directors between meetings of the full Board. The members of the Management Coordinating Committee are Messrs. Campbell, Irwin, and Bruno. Its duties will be to coordinate the policies and operations of Great Falls Bank and Bergen Commercial Bank. The first meetings of these two new committees were during 1996. See also "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN--Administration" for information concerning the committee established in 1996 to administer the Employee Plan.

--------------------------------------------------------------------------------

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

   SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned or awarded during the years ended December 31, 1995, 1994 and 1993 to the Corporation's Chief Executive Officer and its other executive officers whose total salary and bonus in 1995 exceeded $100,000. Although all of Mr. Campbell's compensation was earned prior to the Corporation's acquisition of Bergen Commercial Bank, it is included in the following table because that acquisition was consummated immediately prior to the end of 1995 and is being accounted for on a pooling of interests basis.




                              Annual Compensation
                                                                                       Long Term
                                                                                       Compensation
-------------------------------------------------------------------------------
 Name and Principal Position in          Salary      Bonus        Other Annual         Stock Options
 1995                             Year    ($)         ($)       Compensation ($)     Awarded (#)/(1)/

---------------------------------------------------------------------------------------------------------
JOHN L. SOLDOVERI                 1995        0             0      19,100 /(2)/                     3,300
President and Chief Executive     1994        0             0      20,238 /(2)/                         0
 Officer of the Corporation       1993        0             0      13,638 /(2)/                     2,662
---------------------------------------------------------------------------------------------------------
GEORGE E. IRWIN                   1995  135,035        10,000      39,557 /(3)/                         0
President of Great Falls Bank     1994  127,530             0      42,036 /(3)/                    12,870
                                  1993  118,535             0      34,566 /(3)/                         0
---------------------------------------------------------------------------------------------------------
C. MARK CAMPBELL                  1995  139,812   12,000/(4)/       10,518/(4)/                         0
President of Bergen               1994  124,635   12,500/(4)/                 0                         0
 Commercial Bank                  1993  110,115   10,000/(4)/                 0                         0
---------------------------------------------------------------------------------------------------------


   /(1)/ The numbers of shares underlying stock options awarded in 1995, 1994 and 1993 have been adjusted to reflect increases in such shares resulting from the Corporation's payment of stock dividends after the awards.

   /(2)/ Primarily represents fees paid for attendance at meetings of the Board of Directors of Great Falls Bank and committees of that Board. The 1995 and 1994 amounts also include monthly stipends totalling $9,000 and $8,500 during those years. The 1995, 1994 and 1993 amounts include compensation of $6,808, $2,563 and $1,188, respectively, realized upon Mr. Soldoveri's exercise of options to purchase Common Stock during those years.

   /(3)/ These amounts include employer contributions on behalf of Mr. Irwin to the Corporation's 401K Plan ($20,370 for 1995, $16,324 for 1994, and $14,612 for 1993). The amounts for 1994 and 1993 also include compensation of $16,712 and $10,954 realized by Mr. Irwin, respectively, upon his exercise of stock options during those two years. Finally, these amounts also include an auto allowance of $750 per month, or $9,000 per year, for each of the three years indicated and $1,187 for term life insurance.

   /(4)/ Mr. Campbell's Other Annual Compensation for 1995 is comprised of
        $6,673 realized upon his exercise of options to purchase Common Stock during 1995, $2,062 auto expense reimbursement, and $1,783 for group term life insurance.



   OPTION GRANTS DURING 1995

     The Corporation currently maintains three stock option plans. The 1988 Nonstatutory Stock Option Plan ("1988 Plan") permits the grant of stock options to employees of the Corporation and its subsidiaries on conditions stated in that plan. The 1993 Stock Option Plan ("1993 Plan") and the 1995 Stock Option Plan ("1995 Plan") both provide for the grant of options to nonemployee directors of Great Falls Bank.

     No options were granted under either the 1988 Plan or the 1993 Plan during 1995.

     In April, 1995, following approval of the 1995 Plan by the Corporation's Stockholders at the 1995 Annual Meeting, the Board of Directors granted options to purchase 3,300 shares at an exercise price of $11.36 per share to each of the nine nonemployee directors of Great Falls Bank at that time (the number of shares and the option exercise price are adjusted for the 1995 stock dividend). The option price was equal to the mean between the bid and asked prices for the Common Stock on February 28, 1995, the valuation date provided in the 1995 Plan.

     The following table contains information concerning the grant of stock options during 1995 to the named executive officer of the Corporation.




                                        Individual Grants
                          Number of          % of Total Options     Exercise or Base
                          Securities        Granted to Employee in       Price         Expiration
       Name          Underlying Options         Fiscal Year             ($/share)         Date
                         Granted (#)
-------------------------------------------------------------------------------------------------
John L. Soldoveri             3,300 /(1)/         n/a /(2)/                   $11.36     12/31/02
-------------------------------------------------------------------------------------------------


   /(1)/ Mr. Soldoveri's options become exercisable at the rate of 1/3 each in
        October, 1995, January, 1996 and January, 1997.   All such options will
        lapse on December 31, 1997, subject to an earlier lapse in the event of a termination of his status as a director.

   /(2)/ Mr. Soldoveri is not an employee of the Corporation. The options granted to Mr. Soldoveri under the 1995 Plan were 11.1% of the total options granted under that Plan during 1995.

   OPTION EXERCISES AND YEAR-END OPTION VALUE

     The following table sets forth information with respect to the named executive officers of the Corporation concerning their exercise of options during 1995 and unexercised options held on December 31, 1995.



                                                    Number of Shares         Dollar Value of
                                                Underlying  Unexercised        Unexercised
                                              Options at Fiscal Year End       In-the-Money
                                                                            Options at Fiscal
                                                                              Year End /(1)/
---------------------------------------------------------------------------------------------
                     # of Shares                      Exercisable              Exercisable
                      Acquired      Value                 (E)/                     (E)/
                         on       Realized           Unexercisable            Unexercisable
       Name           Exercise       ($)                  (U)                      (U)
---------------------------------------------------------------------------------------------
John L. Soldoveri          665     $6,808             1,766   (E)              $13,849 (E)
                                                      2,200   (U)              $14,058 (U)
---------------------------------------------------------------------------------------------
George E. Irwin              0      n/a                  998  (E)             $ 10,220  (E)
                                                   17,196  (U) /(2)/          $126,538  (U)
---------------------------------------------------------------------------------------------

   /(1)/ All unexercised options held by the named individuals were "in-the-money" at the end of 1995. The year-end values of such options have been calculated as the difference between (a) $17.75, the value of shares subject to such options using the mean between the bid and asked prices per share of the Common Stock at the close of business on December 29, 1995, the last business day of 1995, as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock, and (b) the aggregate price payable to the Corporation upon exercise of such options.

   /(2)/ 17,196 options held by Mr. Irwin were unexercisable at December 31, 1995 because the earliest permitted exercise dates are after that date. The exercisability of 12,870 of such options is subject to the further condition that the Corporation achieve certain annual performance standards.

   CERTAIN AGREEMENTS

     In December, 1987, the Corporation entered into an agreement to continue Mr. Irwin's employment as Vice President of the Corporation and President and Chief Executive Officer of Great Falls Bank. The agreement was for an initial period of one year commencing January 1, 1988, subject to provisions for earlier termination and for annual extensions. The agreement has been extended for 1996 at an annual salary of $150,000, plus an auto allowance of $750 per month and certain other benefits.


   DIRECTORS' COMPENSATION

     During 1995 the Corporation's directors were compensated for services rendered in that capacity at the rate of $200 per meeting attended. The Corporation paid a total of $12,800 to its directors for 1995 in that capacity.


     During 1995 Great Falls Bank's directors were compensated $250 for each meeting of the Board of Great Falls Bank attended, $150 for each Executive Committee meeting attended, $100 for each Loan Committee meeting attended, and $75 for each meeting attended of each other committee of Great Falls Bank's Board. Great Falls Bank paid a total of $56,700 in directors fees during 1995 to all directors of Great Falls Bank for acting in those capacities, of which $39,050 was paid to those Bank directors who are also directors of the Corporation.

     During 1995 Bergen Commercial Bank's directors who attended at least 75% of all scheduled meetings were compensated $300 for each Board meeting attended. Bergen Commercial Bank's directors were also compensated $50 for each committee meeting which they attended. Bergen Commercial Bank paid a total of $49,300 in directors fees during 1995 to all directors of Bergen Commercial Bank for acting in those capacities.

     As of January 1, 1996 the fees to the Corporation's Directors were increased to $350 for each regular Board Meeting attended and $150 for each Executive Committee Meeting attended. There will be no fees paid to the newly formed Management Coordinating Committee. The fees for the directors of both Great Falls Bank and Bergen Commercial Bank were also increased as of January 1, 1996 to $350 for each regular Board Meeting attended, $100 for each Loan Committee meeting attended, and $75 for each meeting of all other Committees attended.

     In addition, during 1995 each of the Corporation's nonemployee directors realized value upon the exercise of options to purchase shares of Common Stock. Dr. Bramante realized $6,560 and Mr. Urbano realized $13,130 upon the exercise during November, 1995 of options to purchase 665 shares and 1,331 shares, respectively, granted under the 1993 Plan. Mr. Lobosco realized $20,651 upon the exercise during December, 1995 of options to purchase 2,431 shares granted under the 1993 Plan and the 1995 Plan. At the end of December, 1995, Messrs. Conklin, Ferguson, and Soldoveri each exercised options under the 1993 Plan to purchase 665 shares, each of them thereby realizing a value of $6,808.

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The building in which the Corporation's offices and Great Falls Bank's main branch are situated is owned by Anjo Realty, a partnership in which Mr. Soldoveri, Chairman of the Board and Chief Executive Officer of the Corporation, has a 51% interest, and Mr. Bruno, Vice Chairman of the Corporation, has a 14% interest. The leased premises during 1995 consisted of 10,354 square feet at an annual rental of $146,490. As a result of the continued expansion of both the Corporation and Great Falls Bank, effective January 1, 1996 the leased premises increased to 13,973 square feet, with the rent increasing by $46,140 to an annual rental of $192,630. Management believes the rental paid to Anjo Realty is at or below the fair rental value of comparable office space.

     The Corporation provides a liability insurance policy for all of its officers and directors and the officers and directors of the two bank subsidiaries. Coverage is provided by a policy with a major insurance company in the aggregate amount of $1,500,000, with a standard deductible amount per claim. The policy also insures the Corporation against amounts paid by it to indemnify directors and officers. The policy covering the Corporation and Great Falls Bank ran for a period of one year from January 1, 1995 to January 1, 1996 at a cost to the Corporation of $13,731. During 1995 Bergen Commercial Bank maintained a similar policy for its directors and officers at a cost of $17,113. For 1996 the Corporation's policy has been expanded to cover Bergen Commercial Bank's officers and directors and to increase the coverage to the aggregate amount of $3,000,000 at a cost of $24,656.

     Directors and officers of the Corporation and their associates were customers of and had transactions with both Great Falls Bank and Bergen Commercial Bank during 1995, and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the ordinary course of business of the respective banks on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 1995, the total amount of loans outstanding from Great Falls Bank and Bergen Commercial Bank in the aggregate to the executive officers and directors of the Corporation was $4,530,648 which represented 23% of the Corporation's consolidated stockholders' equity on that date. At that date, Great Falls Bank and Bergen Commercial Bank in the aggregate also had commitments to extend credit under revolving lines of credit totalling $1,444,850 at various rates, to the Corporation's directors, executive officers and their affiliates.

--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth information concerning beneficial ownership of Common Stock on January 31, 1996 by each director and executive officer of the Corporation and by all directors and executive officers of the Corporation as a group. All directors and executive officers have an address c/o Great Falls Bancorp, 55 Union Boulevard, Totowa, New Jersey 07512. All shares of a named person are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

                  Name of                       Amount and Nature of
             Beneficial Owner                 Beneficial Ownership(*)    Percent of Class(**)
--------------------------------------------------------------------------------------------
Marino A. Bramante                                 63,386     (a)                       3.65%
Anthony M. Bruno, Jr.                              38,070     (b)                       2.23%
C. Mark Campbell                                   28,155     (c)                       1.65%
Robert J. Conklin                                  57,487     (d)                       3.31%
William T. Ferguson                                18,984     (e)                       1.11%
George E. Irwin                                    37,879     (f)                       2.21%
Joseph A. Lobosco                                  25,176     (g)                       1.46%
John L. Soldoveri                                 179,199     (h)                      10.27%
Alfred R. Urbano                                  105,614     (i)                       6.13%
Charles J. Volpe                                   25,804     (j)                       1.51%
Naqi A. Naqvi                                       3,019     (k)                       0.18%
All directors and executive officers as a
 group (11 in number)                             582,773   (a)-(l)                    31.90%


/(*)/ Unless otherwise noted, all shares are owned of record and beneficially by the named person. Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person, and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Such options include the right to purchase shares pursuant to Cancellable Mandatory Stock Purchase Contracts due November 1, 1997 ("Equity Contracts"). In accordance with the Securities and Exchange Commission's rules relating to the computation of beneficial ownership, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons.

/(**)/ Based upon 1,709,451 shares issued and outstanding on January 31, 1996.


   (a) Includes 10,474 shares held by Dr. Bramante's wife and 25,579 shares held by Dr. Bramante's employer's retirement trust (the "Bramante Trust") and 1,244 shares held indirectly by a corporation. Also includes 25,398 shares which Dr. Bramante has the right to acquire pursuant to Equity Contracts owned by the Bramante Trust and his wife (22,532 shares) and stock options held by Dr. Bramante (2,866 shares).

   (b) Includes 17,576 shares held by Mr. Bruno's wife and 9,469 shares held in his self-directed IRA.

   (c) Includes 6,483 shares held in a 401K Plan, 1,295 held by Mr. Campbell as custodian for his minor children, 1,089 shares held by a trust of which Mr. Campbell is a trustee, and 1,659 shares subject to stock options.

   (d) Includes 20,210 shares held by a corporation owned by Mr. Conklin and his wife and 460 shares owned by his wife. Also includes 25,211 shares which Mr. Conklin has the right to acquire pursuant to stock options (2,866 shares) and Equity Contracts (22,345 shares, of which 3,724 shares are held by his wife alone).

   (e) Includes 2,866 shares subject to stock options, 1,857 shares owned by Mr. Ferguson's children, and 1,857 shares owned by a corporation of which Mr. Ferguson is a shareholder. Mr. Ferguson disclaims beneficial ownership of the shares held by such corporation except his pro rata interest therein, consisting of 929 shares.

   (f) Includes 1,298 shares owned by a corporation controlled by Mr. Irwin, 182 shares owned by his children, and the right to acquire 3,069 shares pursuant to stock options.

   (g) Includes 2,417 shares owned by Mr. Lobosco's wife. Also includes Mr. Lobosco's right to acquire beneficial ownership of a total of 10,299 shares, pursuant to Equity Contracts (8,099 shares) and stock options (2,200 shares).

   (h) Includes 27,013 shares owned by Mr. Soldoveri's wife. Also includes 34,998 shares which Mr. Soldoveri has the right to acquire pursuant to Equity Contracts (29,795 shares for Mr. Soldoveri and 2,327 shares for his wife) and stock options (2,866 shares).

   (i) Includes Mr. Urbano's right to acquire beneficial ownership of a total of 12,157 shares, pursuant to Equity Contracts (as to 9,957 shares) and stock options (2,200 shares).

   (j) Includes 1,662 shares held by Mr. Volpe's wife.

   (k) Includes Mr. Naqvi's right to acquire 1,504 shares pursuant to stock options.

   (l) The total for all directors and executive officers includes the right to acquire 117,151 shares pursuant to Equity Contracts and stock options.

                                  PROPOSAL TWO
             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                  CHANGING THE CORPORATION'S CORPORATE NAME TO
                           GREATER COMMUNITY BANCORP


   AMENDMENT REGARDING CHANGE OF CORPORATE NAME

     The Corporation's Board of Directors has adopted an amendment to the Corporation's Certificate of Incorporation changing the Corporation's corporate name to "Greater Community Bancorp" (the "Name Change Amendment").

   REASON FOR THE NAME CHANGE AMENDMENT

     As a result of the Corporation's acquisition of all of the stock of Bergen Commercial Bank at the end of 1995, the Corporation became the owner of two separate bank subsidiaries, Great Falls Bank and Bergen Commercial Bank. These two bank subsidiaries are independently managed by their separate Boards of Directors (subject to oversight by the Corporation's own Board of Directors and coordination of their policies and operations by the Board's Management Coordinating Committee), and they operate in the separate communities which define their respective geographical market areas.

     The Corporation's Board of Directors is actively considering the possibility of acquiring other community banks in New Jersey. Consistent with the Board's philosophy with respect to the manner in which Bergen Commercial Bank conducts its business, the Board's present philosophy would be to permit other acquired banks, if any, to continue as separate community banks independently managed by their separate Boards of Directors and operating in their own geographical market areas.

     The Board therefore selected a new corporate name for the Corporation which the Board believes reflects the Corporation's current business structure and philosophy more accurately than the present corporate name.

     The change of the Corporation's corporate name will not affect the names of either Great Falls Bank or Bergen Commercial Bank, both of which will continue to operate as community banks under their existing names.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE CORPORATE NAME TO GREATER COMMUNITY BANCORP.

                                 PROPOSAL THREE
             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                       INCREASING AUTHORIZED COMMON STOCK

   AMENDMENT REGARDING INCREASE

     The Board of Directors has unanimously adopted a second amendment to the Certificate of Incorporation to increase the Corporation's authorized Common Stock from 4,000,000 to 10,000,000 shares (the "Capital Increase Amendment"). In order to become effective, the Capital Increase Amendment requires shareholder approval by the affirmative vote of a majority of the votes cast by holders of the Common Stock at a meeting of shareholders.

     The Corporation is presently authorized to issue a total of 5,000,000 shares of capital stock, consisting of 4,000,000 shares of common stock, $1.00 par value per share ("Common Stock"), and 1,000,000 shares of preferred stock without par value and otherwise with presently unspecified rights ("Preferred Stock"). Common Stock does not have preemptive rights.

     As of January 31, 1996, 1,709,451 shares of Common Stock were issued and outstanding. Of the remaining authorized but unissued shares, 151,896 shares are reserved for issuance under the Corporation's stock option plans and an additional 800,000 shares are reserved for issuance pursuant to the Corporation's outstanding Cancellable Mandatory Stock Purchase Contracts ("Equity Contracts"), which presently require the purchase not later than November 1, 1997 of approximately 465,549 shares of Common Stock at a price of $10.74/share (as adjusted for stock dividends). The Board of Directors therefore presently has authority only to issue up to 1,338,653 shares of Common Stock without restriction.

     The Capital Increase Amendment increases the Corporation's total authorized stock to 11,000,000 shares, consisting of 10,000,000 shares of Common Stock (increasing presently authorized Common Stock from 4,000,000 shares), and 1,000,000 shares of the Preferred Stock (no change in authorized Preferred Stock will be made under the Capital Increase Amendment). The increased shares of authorized Common Stock under the Capital Increase Amendment would have all of the same characteristics as the presently authorized Common Stock.

     No shares of Preferred Stock have been issued. Under the terms of the Corporation's Certificate of Incorporation, as amended, the Corporation's Board of Directors may determine, without further shareholder approval, the relative rights, preferences and limitations of the Preferred Stock including, without limitation, stated value, dividend rights, rights to convert such shares into shares of another class or series (such as Common Stock or another class or series of Preferred Stock), voting rights, liquidation preferences, redemption rights, division into classes and into series within any class or classes, sinking fund provisions and similar matters, and generally to determine all the characteristics of the Preferred Stock other than the total number of such shares which the Board has authority to issue. The availability of authorized but unissued Preferred Stock with unspecified voting rights and possibly other rights, such as a required approval of mergers or other extraordinary corporate transactions, could be used by the Corporation's management to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Corporation (for another provision which could also have an "anti-takeover" effect, see "--Existing 'Anti-Takeover' Provisions" below).

   REASONS FOR THE CAPITAL INCREASE AMENDMENT

     The last increase in the Corporation's authorized stock was approved by the shareholders in 1993. At that time the Board of Directors had authority to issue 2,000,000 million shares of Common Stock, of which 656,865 shares were issued and outstanding and 163,057 shares were reserved for issuance pursuant to stock option plans. At the 1993 Annual Meeting the shareholders approved an increase in authorized stock to the present 4,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. In the past three years the number of shares of Common Stock outstanding has increased to 1,709,451 shares as a result of (i) three consecutive 10% stock dividends during 1993, 1994 and 1995, (ii) the acquisitions during 1995 of Family First Federal Savings Bank and Bergen Commercial Bank, and (iii) exercises of stock options. In addition, the number of shares of Common Stock reserved for issuance has increased to 951,896, primarily as a result of the issuance of Equity Contracts at the end of 1993 as well as the adjustment effect of stock dividends upon the number of shares needed for issuance pursuant to both Equity Contracts and stock options.

     Because the Board of Directors has authority to issue only 1,338,653 shares of Common Stock without restriction, the Board recommends that the Capital Increase Amendment be approved to assist in further business combinations, to facilitate expansion of the Corporation's capital base, to permit continued payment of stock dividends, and to facilitate the issuance of shares pursuant to outstanding Equity Contracts as well as both existing and proposed stock option plans, as discussed below.

     BUSINESS COMBINATIONS. Although the Board does not presently contemplate any specific business combination, the Board of Directors is continuously seeking business combination opportunities for the Corporation. The Board believes it is desirable for it to be able to take advantage of various acquisition opportunities sought by the Corporation or which otherwise present themselves. An increase in authority to issue Common Stock, coupled with existing authority to issue Preferred Stock, will increase the Board's flexibility to negotiate and consummate business combination transactions which the Board views favorably.


     EXPANSION OF CAPITAL BASE. Although the Board presently has no specific plans to raise additional capital, the Board believes it is advantageous generally for it to have the maximum flexibility to be able to raise capital in the most beneficial way if and when the need arises. The Capital Increase Amendment's additional authority to issue Common Stock, either for cash or in connection with combinations with other businesses (see "--Business Combinations" above), coupled with the existing authority to issue Preferred Stock, should enhance that flexibility for the foreseeable future.

     STOCK DIVIDENDS. The Corporation has paid stock dividends for many years. Stock issued to fund stock dividends has been provided from authorized but unissued shares. Although there can be no assurance that the Corporation will continue to pay stock dividends in the future, such payments are possible and the proposed increase in authorized stock will facilitate such payments.

     EQUITY CONTRACTS AND STOCK OPTION PLANS. The Corporation's outstanding Equity Contracts require the issuance of Common Stock not later than November 1, 1997. At the present price, as adjusted for stock dividends, 465,549 shares of Common Stock will be required. In addition, the Corporation maintains three stock option plans (see "PROPOSAL ONE--ELECTION OF DIRECTORS- -Option Grants") and the Board of Directors has adopted two additional stock option plans, subject to approval by the shareholders at the Annual Meeting (see "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN" and "PROPOSAL FIVE--APPROVAL OF GREAT FALLS BANCORP 1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS"). The number of shares needed to fund the Equity Contracts and stock options will increase further in the event future stock dividends are paid.

   EFFECTS OF PROPOSED INCREASE IN AUTHORIZED COMMON STOCK

     The principal effect of the Capital Increase Amendment is to increase the authority of the Board of Directors, in its discretion and acting alone without further approval by the shareholders, to issue more shares of Common Stock than it presently has authority to issue. Such shares may be issued for the purposes discussed above.

     Another possible effect of the Capital Increase Amendment could be to render the accomplishment of a tender offer or other takeover attempt ("takeover") more difficult. Although the Board did not adopt the Capital Increase Amendment for such a reason, the Capital Increase Amendment could have that effect by enabling the Board to issue Common Stock to one or more persons other than takeover bidders. The Board believes approval of the Capital Increase Amendment could thus encourage potential takeover bidders to seek approval of the Board through negotiation with the Board rather than, or at least prior to, attempting a "hostile" takeover. Because negotiation at an early stage would thus be encouraged, the Board would have a better opportunity to analyze any prospective offers, negotiate more favorable terms, if appropriate, and make a considered recommendation to shareholders as to the benefits and detriments of the offer.

     Since approval of the Capital Increase Amendment could render more difficult an attempt to gain voting control of the Corporation, it arguably could also tend to perpetuate incumbent management.

   EXISTING "ANTI-TAKEOVER" PROVISIONS

     The Corporation's Certificate of Incorporation provides for a staggered Board of Directors consisting of three classes, each of which is elected for a three-year term (see "PROPOSAL ONE--ELECTION OF DIRECTORS"). Such a provision could be said to have an "anti-takeover" effect by preventing a change of control of the Board at one annual meeting of shareholders. In addition, the Corporation's Bylaw relating to nominations of candidates to be elected as directors, and the Bylaw enabling the Board to increase the number of directors by two members and to fill the vacancies so created (see "PROPOSAL ONE--ELECTION OF DIRECTORS"), could be viewed as having an anti-takeover effect. Except for such provisions, the Corporation's Certificate of Incorporation or Bylaws do not contain other provisions having an anti-takeover effect.

     The Capital Increase Amendment is not a part of a present plan by management to adopt a series of anti-takeover measures and the Board of Directors does not presently know of any other specific measures having an anti-takeover effect which it will propose in future proxy solicitations. On the other hand, the Board may in the future propose additional measures which do have such an effect if the Board deems such measures to be in the best interests of the Corporation and its shareholders.

     Cumulative voting for directors is not provided for in the Corporation's Certificate of Incorporation or Bylaws, nor is such voting required by New Jersey law unless the Certificate of Incorporation so provides.

   BOARD RECOMMENDATION

     Shareholders should carefully consider the advantages and disadvantages of the Capital Increase Amendment in deciding whether to vote for its approval. The Board has unanimously concluded that the potential benefits of the Capital Increase Amendment far outweigh potential disadvantages because such amendment provides the Board with flexibility it believes it needs for possible use in connection with funding business combinations, future financing, stock dividends and Equity Contracts and stock options. With respect to possible takeover situations, although this is not one of the Board's reasons for adopting the Capital Increase Amendment, the Capital Increase Amendment does have the potential effect of enhancing the Board's discretion to protect the Corporation and its shareholders from certain undesirable takeover attempts and strengthening the Board's ability to negotiate business combinations which the Board views as being consistent with its long-term goals for the Corporation.

     All members of the Board of Directors intend to vote their shares of Common Stock in favor of approval of the Capital Increase Amendment (see table of beneficial ownership above under "PROPOSAL ONE--ELECTION OF DIRECTORS-- Security Ownership of Management"). Since approval of the Capital Increase Amendment could arguably be used to perpetuate incumbent management, the Board arguably has a conflict of interest in recommending its approval. However, the Board believes this is inherently the case with any proposal which enhances the Board's discretion. The Board therefore believes this is basically a question of the degree of confidence which shareholders have in the directors to exercise their judgment in any particular case and to discharge their duty to use any such discretion in a way which is in the best interests of the Corporation and its shareholders.

     The foregoing description of potential consequences of the Capital Increase Amendment is based upon the beliefs of the Board of Directors. Consequences of approval of the Capital Increase Amendment may be affected by subsequent events and particular factual circumstances so that the actual consequences may differ from those described above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AUTHORIZING ADDITIONAL COMMON STOCK OF THE CORPORATION.

                                 PROPOSAL FOUR
                        APPROVAL OF GREAT FALLS BANCORP
                        1996 EMPLOYEE STOCK OPTION PLAN

   GENERAL

     On February 20, 1996, the Corporation's Board of Directors unanimously adopted the Great Falls Bancorp 1996 Employee Stock Option Plan (the "Employee Plan"), subject to the approval of the Corporation's shareholders. The Employee Plan provides for the granting of incentive stock options
   (ISOs), nonqualified stock options (NQSOs) and stock appreciation rights
   (SARs) to employees (including officers who are employees) of the Corporation and its subsidiaries. A Stock Appreciation Right (SAR) is a contractual right to receive, either in cash or stock, the appreciation in the value of a certain number of shares of stock over a specified period of time. The economic value of an exercisable SAR is measurable by the difference between the option price and the fair market value of the number of shares of Common Stock subject to the SAR. To facilitate a Participant's financial ability to exercise stock options and, in the case of an NQSO, to pay income taxes attributable to the exercise of an option, SARs may be granted in tandem with stock options (Tandem SARs) or separately from stock options (Non-Tandem
   SARs). The Plan also provides discretionary authority for loans to Participants in connection with their exercise of options. The maximum number of shares of Common Stock and Non-Tandem SARs that may be made subject to options granted pursuant to the Employee Plan is 200,000.

     Adoption of the Employee Plan is subject to approval by affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented, and entitled to vote, at a meeting of the Corporation's shareholders duly held in accordance with New Jersey laws. A copy of the Employee Plan is attached to this Proxy Statement as Appendix A and the following description is qualified in its entirety by reference to the Employee Plan.

   PURPOSES

     The purposes of the Employee Plan are to attract and retain highly-qualified employees, to align employee and stockholder long-term interests by creating a direct link between employee compensation and stockholder return, to enable employees of the Corporation and its subsidiaries to develop and maintain stock ownership positions in the Corporation, and to provide incentives to such employees to contribute to the Corporation's success.

   ADMINISTRATION

     The Employee Plan will be administered by a committee (the "Committee") of the Board of Directors which shall consist of all members of the Board who qualify as both "disinterested persons" for purposes of the rules promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Directors who are eligible to be granted options under the Employee Plan are not eligible to serve on the Committee. The following members of the Board of Directors serve on the
   Committee: M.A. Bramante, Robert J. Conklin, William T. Ferguson, Joseph A. Lobosco, Alfred R. Urbano, and Charles J. Volpe.

     Subject to the provisions of the Employee Plan, the Committee is authorized
   (i) to determine which eligible employees of the Corporation or its subsidiaries shall be granted options and/or SARs, (ii) to grant options and/or SARs, (iii) to determine the times when options and/or SARs may be granted and the number of shares that may be purchased pursuant to such options and/or the number of shares associated with SARs, (iv) to determine the exercise price of the shares subject to each option, (v) to determine the time or times when each option and/or SAR becomes exercisable, the duration of the exercise period, and any other restrictions on exercise, (vi) to prescribe the form or forms of agreements relating to options or SARs, (vii) to determine the circumstances under which the time for exercising options and/or SARs should be accelerated and to accelerate the time for exercising outstanding options and/or SARs, (viii) to determine the duration and purposes of leaves of absence which may be granted to a participant without constituting a termination of service for purposes of the plan, (ix) to adopt, amend and rescind rules and regulations for the administration of the plan, and (x) to construe and interpret the plan, the rules and regulations and option and SAR agreements under the plan, and to make all other determinations deemed necessary or advisable in the administration of the plan.

     The Committee may delegate to any person or persons (a "Subcommittee") all or any part of its authority with respect to eligible employees of the Corporation or its subsidiaries who are not "officers" of the Corporation within the meaning of Section 16(b) of the Exchange Act.

   ELIGIBILITY FOR AWARD OF OPTIONS

     All employees of the Corporation and its subsidiaries (presently, approximately 130 persons), including officers, are eligible to receive options and/or SARs under the Employee Plan. Nonemployee directors are not eligible to participate in the Employee Plan.

   GRANT OF OPTIONS

     The Committee may in its sole discretion grant options and/or SARs to such employees of the Corporation and its subsidiaries as it determines appropriate.

     The Committee has granted to each of Mr. Campbell and Mr. Irwin NQSOs to purchase 40,000 shares under the Employee Plan, subject to shareholder approval of the Employee Plan. See "--Proposed Employee Plan Benefits."

   CONSIDERATION

     No consideration is to be paid to the Corporation by a Participant in the Employee Plan in exchange for the grant of an option and/or SAR to such employee.

   UNDERLYING SECURITIES; MARKET VALUE

     The Employee Plan provides for the issuance of options to purchase shares of Common Stock and/or SARs. The maximum number of shares that may be made subject to options and Non-Tandem SARs granted pursuant to the Employee Plan is 200,000, which represents approximately 11.7% of the Corporation's Common Stock outstanding on the date of this Proxy Statement (unadjusted for approximately 465,000 shares stock issuable upon exercise of the Equity Contracts and other shares issuable upon exercise of outstanding stock options). Based upon the mean between the closing bid and asked prices of the Common

   Stock on February 20, 1996, in the amount of $16.875 per share, as quoted by Ryan, Beck & Co., Inc., the total value of the stock called for by the total number of options and Non-Tandem SARs eligible to be granted under the Employee Plan is $3,375,000.

   TERMS AND CONDITIONS OF EMPLOYEE OPTIONS AND SARS

     The Committee is authorized to establish the terms which will govern each option and/or SAR granted under the Employee Plan, provided that such terms are consistent with the terms and conditions of the Employee Plan. Options and/or SARs shall be evidenced by option and/or SAR agreements in such forms as the Committee may from time to time approve. There is no obligation to grant any two options and/or SARs on the same terms.

     Minimum Exercise Price.  The exercise price per share for options and/or
     -----------------------
   SARs granted under the Employee Plan shall be not less than the fair market value of a share of Common Stock on the date of grant. If, as is currently the case, on the date of grant the Common Stock is not admitted to quotation on any securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system, fair market value on the date of grant is defined as the mean between the closing bid and asked prices for the Common Stock, as quoted by Ryan, Beck & Co., Inc., a principal market maker for transactions in the Common Stock on the over-the-counter market, or other market maker designated by the Committee or the Board of Directors.

     Exercisability and Terms of Options.  No option and/or SAR may be
     -----------------------------------
   exercisable within six months of the date it is granted, other than in the event of acceleration due to death, disability or a "Change in Control" (see "Terms and Conditions of Employee Options and SARs--Accelerated Vesting and Exercise" below). ISOs shall not have a term of more than ten years from the date of grant. Upon the termination of a Participant's service due to voluntary resignation, involuntary dismissal without "cause" or retirement, options and/or SARs that have not become exercisable before the date the Participant terminates service shall be forfeited and terminated immediately. A participant may exercise an option and/or SAR to the extent it was exercisable on the date immediately preceding such termination within the lesser of (i) one month from the date of termination (six months from the date of termination in the case of retirement), or (ii) the balance of the stated term of the option and/or SAR. If a participant's employment is terminated for "cause," all options and/or SARs granted to such participant that have not been exercised prior to such termination for cause shall, whether or not exercisable, be forfeited immediately upon such termination. "Cause" means (i) conviction of a felony, (ii) indictment for embezzlement or misappropriation of funds of, or any act of dishonesty towards, the Corporation, (iii) written confession of embezzlement or misappropriation of funds of, or any act of dishonesty towards, the Corporation, or (iv) willful or gross neglect of duties, all as the Committee may determine in its discretion.

     Accelerated Vesting and Exercise.  If a participant's employment terminates
     --------------------------------
   due to death or disability, all options and/or SARs granted to such participant that have not become exercisable on or before the date of such termination shall immediately become fully vested and exercisable. All options and/or SARs held by such participant may be exercised by the participant, his estate or beneficiary, or his representative, as the case may be, for a period of one year from the date of such termination, or until the expiration of the stated term of such option, whichever period is shorter.

     Any option granted under the Employee Plan to a participant which has not become exercisable as of the date of a Change in Control of the Corporation shall become fully exercisable as of that date. A "Change in Control" means the occurrence of one or more of the following events: (i) the Corporation acquires actual knowledge that any person (other than the Corporation or a subsidiary) is or becomes the beneficial owner of securities representing more than 25% of the combined voting power of the Corporation's then outstanding securities; (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than an offer by the Corporation or a subsidiary); (iii) approval by the Corporation's shareholders of (x) a merger or consolidation of the Corporation with or into another corporation (unless the Corporation is the surviving corporation and the merger or consolidation does not result in any reclassification or reorganization of the outstanding Common Stock of the Corporation and does not result in a change in the Corporation's directors other than the addition of up to three directors),
   (y) a disposition of all or substantially all of the Corporation's assets, or
   (z) a plan of liquidation or dissolution; (iv) a turnover of at least 1/3 of the directors during any period of 2 consecutive calendar years unless the election or nomination of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such 2-year period; or (v) a sale of Common Stock if after such sale any person (other than the Corporation or a subsidiary) owns a majority of the Common Stock or a sale of all or substantially all of the Corporation's assets.

     Nontransferability.   No option or SAR shall be transferable except by will
     ------------------
   or the laws of descent and distribution. During the lifetime of the Participant, options and/or SARs shall be exercisable only by the Participant. However, the Board may allow for transfers to family members of NQSOs, Non-Tandem SARs, and Tandem SARs issued in connection with NQSOs, subject to such conditions or limitations as it may establish to ensure compliance with Securities and Exchange Commission Rule 16b-3 or for other purposes.

     Special Provisions Applicable to ISOs.  To the extent the aggregate fair
     -------------------------------------
   market value (determined as of the time the option is granted) of the stock with respect to which any options which are intended to be ISOs may be exercisable for the first time by the Participant in any calendar year exceeds $100,000, such options shall not be considered ISOs.

     No ISO may be granted to an individual who, at the time the Option is granted, owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless such option (i) has an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant of such option, and
   (ii) cannot be exercised more than 5 years after the date of grant.

     Each participant who receives an ISO must agree to notify the Corporation in writing immediately after the participant makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) 2 years after the date the optionee was granted the ISO or (ii) 1 year after the date the participant acquired Common Stock by exercising the ISO.

     Any other provision of the Employee Plan to the contrary notwithstanding, no ISO or Tandem SAR granted in conjunction with an ISO shall be granted after the date which is 10 years from the date the Plan was adopted by the Board of Directors of the Corporation (February 20, 1996).

   EXERCISE OF OPTIONS

     Options which have become exercisable may be exercised in whole or in part, provided that each partial exercise must be for whole shares only. Options may only be exercised by delivery to the Secretary or his office of written notice of exercise signed by the Participant (or other person then entitled to exercise such option), full payment for the purchased shares, representations and warranties as necessary or advisable to comply with all applicable securities laws, and full payment of all amounts legally required to be withheld upon exercise of the option. If the option is being exercised by a person other than the participant, appropriate proof that such person has the right to exercise the option must also be furnished.

   PAYMENT FOR SHARES

     Payment for shares purchased by exercising options under the Employee Plan shall be made by (i) certified or bank cashier's check or, unless prohibited by the terms of the applicable option agreement, (ii) unrestricted shares previously owned by the participant based on the fair market value of such Common Stock on the date the option is exercised, (iii) a combination of certified or bank cashier's check and previously owned shares, or (iv) any other means acceptable to the Corporation. To the extent the exercise price is paid by delivery of previously owned shares, (i) shares received by the participant upon exercise of ISOs may only be used if the participant has held such shares for at least the greater of 2 years from the date the ISOs were granted or 1 year from the date the shares were transferred to the participant, and (ii) shares received by the participant upon exercise of NQSOs may only be used if such shares have been held by the Participant for at least 6 months.

     The Corporation may make loans to such participants as the Committee, in its discretion, may determine in connection with the exercise of options granted under the Employee Plan.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the Employee Plan shall be used for general corporate purposes.

   EXERCISE OF SARS

     As noted above, a Stock Appreciation Right (SAR) is a right to receive cash or Common Stock measurable by the difference between the option price and the fair market value of the number of shares of Common Stock subject to the SAR. Upon exercise of the SAR, that difference may be paid to the holder of the SAR in cash, in Common Stock (valued at its fair market value at the time of the SAR is exercised), or a combination of cash and Common Stock, as set forth in the agreement describing the SAR granted to a particular participant.


     A Tandem SAR may only be exercised to the extent a related option is exercisable. Upon exercise of a Tandem SAR, the number of shares subject to the related option is reduced.

   ADJUSTMENTS FOR RECAPITALIZATIONS, ETC.

     The aggregate number of shares of Common Stock which may be purchased pursuant to options or SARs under the Employee Plan, the number of shares covered by outstanding options or SARs, and the price per share of outstanding options or SARs, shall each be appropriately adjusted for (i) any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of such shares, (ii) other capital adjustments, stock dividends or stock distributions, (iii) other increases or decreases in outstanding shares effected without receipt of consideration by the Corporation, or (iv) a reorganization, merger or consolidation, or other similar change affecting the Common Stock (collectively referred to herein as "Recapitalizations"). Options and SARs shall be adjusted so that the total price applicable to the unexercised portion of the option or SAR shall be unchanged (except for changes resulting from rounding). No fractional shares shall be issued as a result of such adjustment.

     In the event of a transaction involving the Corporation's liquidation or dissolution, a merger or consolidation in which the Corporation is not the surviving corporation, or the sale or disposition of all or substantially all of the Corporation's assets, provision shall be made in connection with such transaction for the assumption of options and SARs previously granted under the Employee Plan or the substitution of new options and SARs of the successor corporation (with appropriate adjustments), or, in the discretion of the Committee, the Employee Plan and any options and SARs granted thereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to Participants of the difference between the market value of the shares covered by their outstanding options and SARs and the exercise price for such options and SARs. However, the Committee shall do nothing which would prevent any such merger, acquisition or sale of assets from being treated as a pooling of interests.

   REGISTRATION OF SHARES

     The Corporation intends to register the Common Stock to be issued upon exercise of options or SARs granted pursuant to the Employee Plan under applicable federal and state securities laws, but shall have no obligation to so register such shares or to maintain in effect any such registration. Unless a registration statement under the Securities Act of 1933 is then in effect, the Corporation shall require that the offer and sale of shares covered by such options and SARs shall be exempt from registration; in furtherance of the foregoing, if a registration statement is not then in effect, the Corporation may require as a condition precedent to the exercise of any option or SAR that the optionholder make certain representations and undertakings to the Corporation, and the Corporation shall place an appropriate legend on certificates representing any shares issued upon exercise of such options or SARs regarding restrictions on disposition of such shares. The Corporation shall not be required to issue or deliver any certificates for such shares prior to the completion of any required registration or other qualification of such shares and receipt of any approval or other clearance from any governmental agency which may be necessary or advisable.

   EFFECTIVE DATE AND EXPIRATION DATE

     The Employee Plan shall be effective as of the date it is approved by the affirmative vote of the holders of a majority of the Shares present, in person or by proxy, and entitled to vote at a meeting of the Corporation's shareholders. No ISO or Tandem SAR granted in tandem with an ISO may be granted under the Employee Plan more than ten years after the Plan was adopted by the Board of Directors, and no ISO or

   Tandem SAR granted in tandem with an ISO may have a term which is more than ten years after it has been granted. There is no limit upon either the time within which the Committee must grant, or the term of, NQSOs, Tandem SARs granted in tandem with NQSOs, or Non-Tandem SARs.

   AMENDMENTS AND TERMINATION

     Subject to the limitations described below, the Board of Directors may amend or terminate the Employee Plan. No such action shall adversely affect options and/or SARs which are then outstanding without the consent of the option/SAR holder. The Board may not, without approval of the shareholders,
   (i) materially increase the total number of shares which may be purchased or acquired pursuant to options and SARs granted under the Employee Plan (except for adjustments to reflect recapitalizations, stock splits, stock dividends, etc.), (ii) expand the class of employees eligible to receive options and SARs, (iii) decrease the minimum option exercise price, (iv) extend the maximum term of options and/or SARs granted under the plan, (v) extend the term of the plan, or (vi) take any other action requiring shareholder approval under Rule 16b-3 under the Securities Exchange Act of 1934.

   COMPLIANCE WITH SEC RULE 16b-3

     The Employee Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provisions inconsistent with such Rule shall be inoperative.

   FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain federal income tax consequences to Participants in the Employee Plan and the Corporation based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be complete and does not describe any state, local or foreign tax consequences.

     NNQSOs.  A Participant who is granted a NQSO under the Employee Plan will
     ------
   not realize income upon the grant of the option. A Participant will normally realize ordinary income at the time of exercise equal to the excess of the fair market value at such time of the shares purchased over the exercise price for such shares (the "Spread"). The time of realization of income could, however, be deferred for up to six months if the option holder could be subject to suit under Section 16(b) of the 1934 Act. The Corporation will be entitled to a corresponding income tax deduction for federal income tax purposes equal to the Spread during the taxable year in which the Participant realizes income, provided applicable withholding and/or tax reporting requirements are met. Upon the sale of stock received pursuant to the exercise of a NQSO, the Participant will realize either gain or loss measured by the difference between the amount realized from the sale and the Participant's basis in the shares for income tax purposes. Such basis generally will equal the fair market value of the shares at the date of exercise.

     If the Participant uses previously-owned stock to exercise a NQSO, a number of shares received equal to the number of shares delivered to exercise the NQSO will have the same basis as the shares delivered. The Participant will realize ordinary income equal to the fair market value of shares received in excess of the number of shares used to exercise the NQSO. Gain or loss from the sale of such stock will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets may be subject to limitations based upon the amount and nature of the Participant's other income, deductions, gains and losses.

     ISOs.  A Participant generally will not realize income at the time of
     ----
   either grant or exercise of an ISO. However, as explained below, a Participant may incur alternative minimum tax (AMT) consequences upon the exercise of an ISO. Upon the sale of stock received pursuant to the exercise of an ISO, other than a sale of stock which is a "disqualifying disposition," as defined below, the Participant will recognize either a gain or loss measured by the difference between the amount realized from the sale and the Participant's basis in the shares. The basis in shares received upon exercise of an ISO will generally be the exercise price of those shares. However, if the Participant uses previously owned stock to exercise an ISO, the number of shares received which equal the number of shares delivered to exercise the ISO will have the same basis as the shares delivered; shares received in excess of the number of shares used to exercise the option will have a basis equal to any cash paid on exercise.

     Gain or loss from the sale of stock received upon exercise of an ISO, other than a sale of stock which is a "disqualifying disposition," as defined below, will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets may be subject to limitations based upon the amount and nature of the Participant's other income, deductions, gains and losses.

     A "disqualifying disposition" of shares received pursuant to the exercise of an ISO occurs if the Participant disposes of such shares within two years from the date of the grant of the option or within one year after the transfer of the shares to the Participant, unless such disposition is (i) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (ii) an exchange to which Section 354, Section 355, Section 356 or Section 1036 (or so much of Section 1031 as relates to Section 1036) of the Internal Revenue Code applies, or (iii) a mere pledge or hypothecation. In the event of a "disqualifying disposition," the Participant generally will realize ordinary income in the year of the "disqualifying disposition" in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. If the amount realized on the disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount realized as ordinary income is limited to the amount by which the amount realized on the sale of the shares in the "disqualifying disposition" exceeds the exercise price. If the amount realized from the disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the excess amount realized will be treated as additional gain taxed under the rules described in the preceding paragraph.

     The Corporation does not realize any Federal income tax consequences on the issuance or exercise of ISOs. If the Participant makes a "disqualifying disposition," however, the Corporation may deduct an amount equal to the amount included in the Participant's ordinary income, in the year in which the Participant realizes such income.

     If the stock received upon exercise of an ISO is freely transferable or not subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined without regard to any restriction other than a restriction which by its term will never lapse) over the amount paid for such stock is included in the determination of the Participant's alternative minimum taxable income (AMTI) in the year of exercise. If the stock received pursuant to the exercise of an ISO is not freely transferable and is subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined as above) at the time such stock becomes freely transferable or no longer is subject to a substantial risk of forfeiture, whichever of said two events occurs first, over the amount paid for such stock is included in the determination of the Participant's AMTI in the year in which such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, whichever of said two events occurs first. Special rules apply for purposes of determining whether stock received pursuant to the exercise of an ISO is freely transferable or subject to a substantial risk of forfeiture.

     For purposes of computing the AMT in the year of sale, the basis in the shares sold is increased by the amount included in the determination of AMTI in the year the option was exercised. If stock received pursuant to the exercise of an ISO is sold in the same taxable year in which the option was exercised, then the amount includible in the determination of the Participant's AMTI cannot exceed the excess (if any) of the amount realized on the sale less the Participant's adjusted basis in such stock.

     SARs.  No taxable event occurs upon the grant of an SAR.  A Participant is
     ----
   taxable on the "Spread" upon exercise of an SAR, and the Corporation is entitled to a deduction in the same amount during the year of exercise. The time of realization of income could, however, be deferred for up to six months if the option holder could be subject to suit under Section 16(b) of the 1934 Act. The Spread is treated as "wages" for employment tax and wage withholding purposes. These tax results are the same whether the Participant elects to receive the benefit of the Spread in cash or Common Stock.

   PROPOSED EMPLOYEE PLAN BENEFITS

     On February 20, 1996, the Committee granted options under the Employee Plan to the two employees identified in the following table. Such option grants are subject to approval of the Employee Plan by the Corporation's shareholders at the Annual Meeting.



                   Name and Positions                      Number of Options
----------------------------------------------------------------------------
George E. Irwin                                                       40,000
  President and Chief Executive Officer of Great Falls
   Bank; President and Chief  Operating Officer of
   Great Falls Bancorp
C. Mark Campbell                                                      40,000
  President and Chief Executive Officer of Bergen
   Commercial Bank; Executive Vice President of Great
   Falls Bancorp
All current executive officers of the  Corporation as a               80,000
 group
All current directors of the Corporation who are not                       0
 executive officers as a group
All other employees as a group                                             0

     The indicated options are all NQSOs, and no SARs were granted. The above options are exercisable at a price of $16.875 per share, which was the mean between the bid and asked prices for the Common Stock on the date of grant, as quoted by Ryan, Beck & Co.

     The options described above will become "vested" at the rate of 20% per year, or 8,000 shares, for each of the above optionees commencing on date of grant (February 20, 1996) and each January 1 thereafter (commencing with January 1, 1997) provided the optionee remains employed by the Corporation or an affiliate of the Corporation, and each group of vested options will thereafter become exercisable at the rate of 20% per year commencing January 1st after each vesting date (the first 20% of the first group of options which vested on February 20, 1996 thereby becoming exercisable to the extent of 20% on January 1, 1997). All such options will lapse on December 31, 2006, subject to earlier lapsing in the event of a termination of the optionee's employment (except in certain circumstances), and subject to possible deferral of exercisability if needed in certain circumstances to preserve the Corporation's income tax deduction for the compensation element realized upon exercise. Such options will also generally lapse when an option holder is no longer employed by the Corporation or an affiliate of the Corporation.

     The exercisability of such options will be accelerated in the event of the death or disability of the optionee, or in the event of a "Change in Control" as defined in the Employee Plan. (See "--Terms and Conditions of Employee Options and SARs--Accelerated Vesting and Exercise.") The option price may be paid in cash, in previously owned Common Stock (valued at the fair market value of the stock at the time of exercise), or in a combination of cash and Common Stock.

     At the request of an optionee, the Corporation may make loans to such employees in connection with their exercise of the options on such terms and conditions as the Committee may determine at the time of exercise, provided that any such loan will be secured by Common Stock and/or other collateral having a value at least equal to the amount of the loan, the interest rate and other terms of repayment cannot be below market rates or otherwise more favorable to the optionee than comparable loans by the Corporation's bank subsidiaries to unrelated customers, and other terms of the Employee Plan and applicable law must be complied with.

   EFFECT OF ADOPTION OF 1996 EMPLOYEE PLAN ON 1988 PLAN


     Approval of the 1996 Employee Plan will result in a termination of the 1998 Plan, with the result that no further options may be granted to employees under the 1988 Plan and shares previously reserved for issuance pursuant to the exercise of options not yet granted under the 1988 Plan shall no longer be reserved. However, the termination of the 1988 Plan will not terminate or otherwise affect the validity or enforceability of presently outstanding options previously granted to employees under the 1988 Plan or shares reserved for issuance upon the exercise of such outstanding options under the 1988 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL FIVE
                        APPROVAL OF GREAT FALLS BANCORP
                1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

   GENERAL

      On February 20, 1996, the Corporation's Board of Directors unanimously adopted the Great Falls Bancorp 1996 Stock Option Plan for Nonemployee Directors (the "Director Plan"), subject to approval by the Corporation's shareholders.

      The Director Plan provides for the granting of nonqualified stock options to nonemployee directors of the Corporation's bank subsidiaries, Great Falls Bank and Bergen Commercial Bank (the "Banks"), to purchase a maximum of 95,000 shares of the Corporation's Common Stock.

      Adoption of the Director Plan is subject to approval by affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present, in person or by proxy, and entitled to vote, at a meeting of the Corporation's shareholders duly held in accordance with New Jersey laws. A copy of the Director Plan is attached to this Proxy Statement as Appendix B and the following description is qualified in its entirety by reference to the Director Plan.

   PURPOSES

      The purposes of the Director Plan are to attract and retain highly-qualified nonemployee directors of the Corporation's bank subsidiaries, to align such nonemployee directors' and stockholders' long-term interests by creating a direct link between compensation and shareholder return, to enable such nonemployee directors to develop and maintain stock ownership positions in the Corporation, and to provide incentives to such nonemployee directors to contribute to the Corporation's success.


      The Banks pay their directors fees for attending meetings of the Banks' Boards and Board committees, and many (but not all) of the nonemployee directors of Great Falls Bank were granted options to purchase Common Stock under the Corporation's 1993 and 1995 Stock Option Plans, which were previously approved by the Corporation's shareholders (see above, "PROPOSAL ONE--ELECTION OF DIRECTORS--Executive Compensation and Other Benefits-- Directors' Compensation"). However, all of the options originally authorized under the 1993 and 1995 Plans were granted during 1993 and 1995, and the nonemployee directors of the Banks are excluded from eligibility to participate in the Corporation's other existing stock option plans, namely, the 1988 Nonstatutory Stock Option Plan and the proposed Employee Plan (see "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN"). The proposed Director Plan is thus intended to complement the stock option plans for employees.

   ADMINISTRATION

      The Director Plan will be administered by the Corporation's Board of Directors. Subject to the provisions of the Director Plan, the Board is authorized to grant options under the Plan on the terms specified below, establish rules and regulations under the Plan, and construe and interpret the Plan.

   ELIGIBILITY FOR AWARD OF OPTIONS

      Those eligible to be granted options under the Director Plan ("Participants") are the sixteen individuals who were the nonemployee directors of the Banks on February 20, 1996. Ten were directors of Great Falls Bank and six were directors of Bergen Commercial Bank. All of the Corporation's present directors other than Messrs. Campbell and Irwin are included in this group of Participants, which includes four of the nominees for reelection at the Annual Meeting as directors, namely, Messrs. Bruno, Lobosco, Soldoveri and Volpe. For information about the Corporation's directors, see "PROPOSAL ONE--ELECTION OF DIRECTORS".

   GRANT OF OPTIONS

      Following adoption of the Director Plan on February 20, 1996, the Board of Directors granted options to purchase all of the 95,000 shares covered by the Director Plan to the nonemployee directors of Great Falls Bank and Bergen Commercial Bank. Such options will not be effective unless and until the Corporation's shareholders approve the Director Plan at the Annual Meeting. See "--Proposed Director Plan Benefits."

   CONSIDERATION

      No consideration is to be paid to the Corporation by a Participant in the Director Plan in exchange for the grant of an option to such Participant.

   UNDERLYING SECURITIES; MARKET VALUE

      The aggregate number of shares which may be issued pursuant to the exercise of options granted under the Director Plan is 95,000 shares, which represents approximately 5.6% of the Corporation's Common Stock outstanding on the date of this Proxy Statement (unadjusted for approximately 465,000 shares stock issuable upon exercise of the Equity Contracts and other shares issuable upon exercise of outstanding stock options). Based upon the mean between the closing bid and asked prices of the Common Stock on February 20, 1996, in the amount of $16.875 per share, as quoted by Ryan, Beck & Co., the total value of the stock called for by the total number of options eligible to be granted under the Director Plan is $1,603,125.

   TERMS AND CONDITIONS OF DIRECTOR OPTIONS

      The Director Plan provides for the grant of options to purchase a total of 3,000 shares to each eligible participant other than Anthony M. Bruno, Jr., and for the grant of options to purchase a total of 50,000 shares to Mr. Bruno. All options granted under the Director Plan will become "vested" at the rate of 20% per year (600 shares for each of the nonemployee directors other than Mr. Bruno; 10,000 shares for Mr. Bruno) commencing on the date of grant and each January 1 thereafter provided the optionee remains a director of or employed by the Corporation or an affiliate of the Corporation, and each group of vested options will thereafter become exercisable at the rate of 20% per year commencing January 1st after each vesting date. All such options will lapse on December 31, 2006, subject to possible deferral of exercisability if needed in certain circumstances to preserve the Corporation's income tax deduction for the compensation element realized upon exercise. Such options will also generally lapse when an option holder is no longer a director or employee of the Corporation or an affiliate of the Corporation. However, in the event of an option holder's death or permanent disability, the Director Plan provides that the period of exercisability may be extended for up to one year, but not later than December 31, 2006. An option holder may not transfer an option other than by Will or the laws of descent and distribution.

   EXERCISE OF OPTIONS

      Options which have become exercisable under the Director Plan may be exercised in whole or in part. Fractional shares will not be issued.
   Options shall be exercised by delivery to the Secretary or his office of written notice of exercise signed by the Participant (or other person then entitled to exercise such option), full payment for the purchased shares, representations and warranties as necessary or advisable to comply with all applicable securities laws, and full payment of any amounts legally required to be withheld upon exercise of the option. If the option is being exercised by a person other than the Participant, appropriate proof that such person has the right to exercise the option must also be furnished.

      Any option granted under the Director Plan to a participant which has not become exercisable as of the date of a Change in Control of the Corporation shall become fully exercisable as of that date. "Change in Control" has the same meaning in the Director Plan as in the Employee Plan. See "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN--Terms and Conditions of Employee Options and SARs--Accelerated Vesting and Exercise".

   PAYMENT FOR SHARES

      Common Stock purchased by exercising options under the Director Plan may be paid for only by cash or check. The purchase price is payable in full at the time of exercise.

   ADJUSTMENTS FOR RECAPITALIZATIONS, ETC.

      The aggregate number of shares of Common Stock subject to, and the option price of, unexercised options granted under the Director Plan shall be proportionately adjusted under the same circumstances as under the Employee Plan. See "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN--Adjustments for Recapitalizations, Etc."

   REGISTRATION OF SHARES

      The Corporation intends to register the Common Stock to be issued upon exercise of options granted pursuant to the Director Plan under applicable federal and state securities laws, but shall have no obligation to so register such shares or to maintain in effect any such registration. If the shares are not so registered, the Corporation will take precautions to comply with applicable securities laws relating to the unregistered issuance of shares which are similar to those under the Employee Plan. See "PROPOSAL FOUR--APPROVAL OF GREAT FALLS BANCORP 1996 EMPLOYEE STOCK OPTION PLAN-- Registration of Shares".

   EFFECTIVE DATE

      The Director Plan and the options granted thereunder by the Board prior to approval of the Director Plan by the Corporation's shareholders will become effective only upon the Director Plan's approval by the affirmative vote, either in person or by proxy, of the holders of a majority of the shares of Stock entitled to vote and voting thereon at a meeting of the holders thereof at which a quorum is present, in person or by proxy.

   AMENDMENTS AND TERMINATION

      The Corporation's Board of Directors may at any time amend the Director Plan, except that shareholder approval is also required for any action which would increase the maximum number of shares for which options may be granted (other than as an adjustment due to a recapitalization, stock dividend, etc.), expand the class of persons eligible to participate in the Director Plan, decrease the minimum stock option price, extend the maximum terms of options granted thereunder, or take any action requiring shareholder approval under Rule 16b-3 under the 1934 Act. The Board also has the right to suspend or terminate the Director Plan at any time. However, no action amending or terminating the Director Plan may adversely affect a Participant's rights under an outstanding option without that Participant's consent.

   COMPLIANCE WITH SEC RULE 16B-3

      The Director Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provisions inconsistent with such Rule shall be inoperative.

   FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain federal income tax consequences of the Director Plan to Participants and the Corporation based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be complete and does not describe any state, local or foreign tax consequences.

      Options granted under the Director Plan are nonqualified stock options (NQSOs). A Participant will not recognize income upon the grant of an option under the Director Plan. A Participant will normally recognize ordinary income at the time of exercise equal to the excess of the fair market value at such time of the shares purchased over the option price (the "Spread"). The time of realization of income could, however, be deferred for up to six months if the option holder could be subject to suit under Section 16(b) of the 1934 Act.

      The Banks (and thus the Corporation, assuming a continuation of its prior practice of filing a consolidated federal income tax return) will be entitled to a corresponding income tax deduction for federal income tax purposes for the Spread at the same time the Participant's income is recognized, provided any applicable withholding and/or tax reporting requirements and any other applicable requirements are met.

   PROPOSED DIRECTOR PLAN BENEFITS

      On February 20, 1996 the Board of Directors granted options under the Director Plan to purchase a total of 95,000 shares to the nonemployee directors of the Banks as indicated on the following table. Such option grants are subject to approval of the Director Plan by the Corporation's shareholders at the Annual Meeting. The indicated options are exercisable at a price of $16.875 per share, which was the mean between the bid and asked prices for the Common Stock on the date of grant, as quoted by Ryan, Beck & Co. Options granted to nonemployee directors of the Banks who are executive officers of the Corporation consisted of options to purchase 50,000 shares granted to Anthony M. Bruno, Jr., Vice Chairman of the Corporation, and options to purchase 3,000 shares granted to John L. Soldoveri, the Corporation's Chairman and Chief Executive Officer. Each of the remaining optionees was granted an option to purchase 3,000 shares. All options were granted on the terms and conditions described in the Director Plan. See "-- Terms and Conditions of Director Options."


          Directors of Great Falls Bank            Directors of Bergen Commercial Bank
--------------------------------------------------------------------------------------
Annemarie Appleton                                        Anthony M. Bruno, Jr.
Marino A. Bramante                                           Stefano A. Masi
Robert J. Conklin                                            Barry G. Novin
David M. Corry                                            Michael R. Petriella
Robert B. Coyle                                             Ralph W. Sifford
William T. Ferguson                                         Charles J. Volpe
Joseph A. Lobosco
John L. Soldoveri
Richard Steuerwald
Alfred R. Urbano

All current director-executive officers                             53,000
      of the Corporation as a group
All current directors of the Corporation                            42,000
      who are not executive officers as a group
All other employees as a group                                           0

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE GREAT FALLS BANCORP 1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS.


--------------------------------------------------------------------------------

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

      Based upon a review of copies of Forms 3 and 4 filed with the Corporation during 1995, Mr. William T. Ferguson was the only person subject to reporting requirements of Section 16 of the 1934 Act during 1995 (relating to changes in beneficial ownership of the Corporation's Common Stock) who failed to file on a timely basis all reports which he was required to file with respect to transactions in Common Stock during 1995. Mr. Ferguson's Forms 4 for December, 1994 and April, 1995 were each filed eight days later than applicable SEC regulations require.

--------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      Any proposal of a stockholder which is intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Corporation for inclusion in next year's Proxy Statement on or before December 17, 1996.

--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

      The principal accountant for the Corporation and its subsidiaries for 1995 was Arthur Andersen LLP, Roseland, New Jersey. Arthur Andersen LLP has served in that capacity since 1985. The Corporation has not yet appointed a principal accountant for 1996 since the current engagement for 1995 has not yet expired. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------

                  COSTS OF SOLICITATION; FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Corporation will bear the costs of soliciting proxies for the Annual Meeting. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or fax (without compensation other than their regular compensation).

      The Corporation's Annual Report to Stockholders for the year ended December 31, 1995, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy soliciting material or as having been incorporated herein by reference.

                                           GREAT FALLS BANCORP


                                           Edith A. Leonhard, Secretary
   Totowa, New Jersey
   April 1, 1996

--------------------------------------------------------------------------------

                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

   ON WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD OR A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK ON MARCH 1, 1996, THE CORPORATION WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO NAQI A. NAQVI, TREASURER, GREAT FALLS BANCORP, 55 UNION BLVD., TOTOWA, NJ 07512.
--------------------------------------------------------------------------------

                                                                      APPENDIX A
                                                                      ----------

                              GREAT FALLS BANCORP
                        1996 EMPLOYEE STOCK OPTION PLAN


                              ARTICLE I.  PURPOSES
                                          --------

      The purposes of the Great Falls Bancorp 1996 Employee Stock Option Plan are to (i) attract and retain highly qualified employees, (ii) align employee and stockholder long-term interests by creating a direct link between employee compensation and stockholder return, (iii) enable employees of Great Falls Bancorp (the "Corporation") and its Subsidiaries to develop and maintain stock ownership positions in the Corporation, and (iv) provide incentives to such employees to contribute to the Corporation's success. To achieve these objectives, the Plan provides for the granting of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, "nonqualified stock options" and "stock appreciation rights."


                            ARTICLE II.  DEFINITIONS
                                         -----------

      Whenever the following terms are used in this Plan, they shall have the meanings specified below:

      (a) "AFFILIATE" shall mean the Corporation or a Subsidiary.

      (b) "BOARD" shall mean the Board of Directors of the Corporation.

      (c) "CAUSE" shall mean (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a State or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of an Affiliate or for any act of dishonesty or lack of fidelity towards an Affiliate, (iii) the written confession by the Participant of any act of dishonesty towards an Affiliate or any embezzlement or misappropriation of an Affiliate's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Board of Directors of the Corporation, in its sole discretion, may determine.

      (d) "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (i) the Corporation acquires actual knowledge that any person (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities; (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate); (iii) the approval by the Corporation's stockholders of (a) a merger or consolidation of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification or reorganization of the Corporation's then outstanding shares of Common Stock or a change in the Corporation's directors, other than the addition of not more than three directors), (b) a sale or disposition of all or substantially all of the Corporation's assets, or (c) a plan of liquidation or dissolution of the Corporation; (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (v) a sale of (a) Common Stock of the Corporation if after such sale any person (as defined above) other than an Affiliate owns a majority of the Common Stock or (b) all or substantially all of the Corporation's assets (other than in the ordinary course of business).

      (e) "CODE" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

      (f) "COMMITTEE" shall mean the committee consisting of at least three (3) directors of the Corporation appointed by the Board to administer the Plan pursuant to the provisions of Article III of the Plan.

      (g) "COMMON STOCK" shall mean the common stock of the Corporation, par value $1.00 per share.

      (h) "CORPORATION" shall mean Great Falls Bancorp, a New Jersey business corporation.

      (i) "DISABILITY" shall mean permanent and total disability as defined by the Corporation's employee welfare benefit plan offering a long-term disability benefit, or, if no such benefit is offered, as defined by Section 105(d)(4) of the Code (prior to the repeal of such Section). "Disability" shall also exist if documented by a signed written opinion of a currently licensed medical doctor reasonably satisfactory to the Board, which written opinion shall set forth, without limitation, a medical opinion that the Participant is permanently disabled, the reasons for such disability, and the date of commencement of such disability.

      (j) "EMPLOYEE" shall mean a common law employee (as defined in accordance with the regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of an Affiliate.

      (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      (l) "FAIR MARKET VALUE OF STOCK" shall mean for all purposes of the Plan as follows: (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, fair market value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported; (B) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, fair market value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; (C) if the Shares are admitted to trading on a national securities exchange, fair market value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported; or (D) if neither (A), (B) nor (C) applies to the Shares, fair market value on any date shall be a price equal to the mean between the closing bid and asked prices for Shares, as quoted in writing to the Corporation by Ryan, Beck & Co., Inc., a principal market maker for transactions in the Corporation's Common Stock on the over-the-counter market, or other market maker designated by the Committee or the Board of Directors.

      (m) "INCENTIVE STOCK OPTION" shall mean a Stock Option whose terms satisfy the requirements imposed by Section 422 of the Code and which is intended by the Committee to be treated as an Incentive Stock Option.

      (n) "NONQUALIFIED STOCK OPTION" shall mean either (i) any Stock Option which, when granted, is not an Incentive Stock Option, or (ii) an Incentive Stock Option which, subsequent to its grant, ceases to qualify as an Incentive Stock Option because of a failure to satisfy the requirements of
   Section 422(b) of the Code.

      (o) "NON-TANDEM STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right not awarded in connection with a Stock Option.

      (p) "PARTICIPANT" shall mean an Employee who has been granted a Stock Option and/or Stock Appreciation Right under the Plan.

      (q) "PLAN" shall mean the Great Falls Bancorp 1996 Employee Stock Option Plan, as may be amended from time to time.

      (r) "RETIREMENT" shall mean any normal or early retirement by a Participant pursuant to the terms of any pension, profit sharing or 401(k) plan, or policy of the Corporation or any Subsidiary which is applicable to such Participant at the time of his Termination of Service.

      (s) "SECRETARY" shall mean the corporate secretary of the Corporation.

      (t) "SECURITIES ACT" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

      (u) "SHARES" shall mean shares of Common Stock.

      (v) "STOCK APPRECIATION RIGHT" shall mean a right to receive cash or Common Stock in exchange for a Stock Appreciation Right which is awarded in accordance with the terms of the Plan.

      (w) "STOCK OPTION" shall mean a right to purchase Common Stock which is awarded in accordance with the terms of this Plan.

      (x) "SUBSIDIARY(IES)" shall mean any corporation or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Corporation.

      (y) "TANDEM STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right awarded in connection with any Stock Option granted under the Plan, either at the time the Stock Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Stock Option.

      (z) "TERMINATE (TERMINATION OF) SERVICE (OR TERMINATION)" shall mean the time at which the Participant ceases to provide services to an Affiliate as an Employee, but shall not include a lapse in providing services which the Committee determines to be a temporary leave of absence.


                          ARTICLE III.  ADMINISTRATION
                                        --------------

      The Plan shall be administered by a committee (the "Committee") of the Board, which shall consist of all members of the Board who qualify as both:
   (i) a "disinterested person" within the meaning of the rules promulgated under Section 16(b) of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan and shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of the quorum present at any meeting of the Committee may authorize any action. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Stock Option and/or Stock Appreciation Right granted pursuant thereto. All members of the Committee shall be indemnified by the Corporation with respect to any such action, determination or interpretation to the fullest extent permitted by law.

      Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (i) to determine which eligible Employees shall be granted Stock Options and/or Stock Appreciation Rights;
   (ii) to grant Stock Options and/or Stock Appreciation Rights; (iii) to determine the times when Stock Options and/or Stock Appreciation Rights may be granted and the number of Shares that may be purchased pursuant to such Stock Options and/or the number of Shares associated with Stock Appreciation Rights; (iv) to determine the exercise price of the Shares subject to each Stock Option, which price shall be not less than the minimum specified in
   Section 6.1; (v) to determine the time or times when each Stock Option and/or Stock Appreciation Right becomes exercisable, the duration of the exercise period, and any other restrictions on the exercise of Stock Options and/or Stock Appreciation Rights issued hereunder; (vi) to prescribe the form or forms of the Stock Option and/or Stock Appreciation Rights agreements under the Plan; (vii) to determine the circumstances under which the time for exercising Stock Options and/or Stock Appreciation Rights should be accelerated and to accelerate the time for exercising outstanding Stock Options and/or Stock Appreciation Rights; (viii) to determine the duration and purposes for leaves of absence which may be granted to a Participant without constituting a Termination of Service for purposes of the Plan; (ix) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (x) to construe and interpret the Plan, the rules and regulations and the Stock Option and Stock Appreciation Rights agreements under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that with respect to those eligible Employees who are not "officers" of the Corporation, within the meaning of Section 16(b) of the Exchange Act, the Committee may delegate to any person or persons ("Subcommittee") all or any part of its authority as set forth in (i) through
   (x) above. All references in the Plan to the powers of a Subcommittee to act for the Committee shall be applicable only to the extent consistent with the foregoing provision and only to the extent consistent with the powers which have actually been delegated to it. All decisions, determinations and interpretations of the Committee, or Subcommittee, to the extent consistent with such delegation, shall be final and binding.

      The provisions of this Article III shall survive any termination of the Plan.


                      ARTICLE IV.  SHARES SUBJECT TO PLAN
                                   ----------------------

      The aggregate maximum number of Shares that may be made subject to Stock Options and Non-Tandem Stock Appreciation Rights granted pursuant to the Plan is Two Hundred Thousand (200,000) (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article X of the Plan). The Corporation shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued shares, or out of Shares held in the Corporation's treasury, or partly out of each, as shall be determined by the Board. No fractional Shares shall be issued with respect to Stock Options or Stock Appreciation Rights granted under the Plan.

      In the event that any outstanding Stock Option or Stock Appreciation Right under the Plan for any reason expires, is terminated, forfeited or is canceled prior to the expiration date of the Plan, the Shares called for by the unexercised portion of such Stock Option or Stock Appreciation Right may, to the extent permitted by Rule 16b-3 under the Exchange Act, again be subject to a Stock Option or Stock Appreciation Right under the Plan.


               ARTICLE V.  ELIGIBILITY FOR AWARD OF STOCK OPTIONS
                           --------------------------------------
                        AND/OR STOCK APPRECIATION RIGHTS
                        --------------------------------

      All officers who are Employees and other Employees of one or more of the Affiliates shall be eligible to receive Stock Options and/or Stock Appreciation Rights under the Plan. Non-Employee directors shall not be eligible to participate in the Plan. However, a person who otherwise is an eligible officer or Employee shall not be disqualified from participation in the Plan by virtue of being a director of the Corporation or any Subsidiary.


                   ARTICLE VI.  GRANT OF STOCK OPTIONS AND/OR
                                -----------------------------
                           STOCK APPRECIATION RIGHTS
                           -------------------------

      The Committee or Subcommittee may in its sole discretion grant Stock Options and/or Stock Appreciation Rights to such Employees as it determines appropriate consistent with Article V. Stock Options and/or Stock Appreciation Rights shall be evidenced by Stock Option and/or Stock Appreciation Rights agreements (which need not be identical) in such forms as the Committee may from time to time approve.

      Stock Option and/or Stock Appreciation Right agreements shall conform to the terms and conditions of the Plan. Such agreements may provide that the grant of any Stock Option and/or Stock Appreciation Right under the Plan, or that Stock acquired pursuant to the exercise of any Stock Option and/or Stock Appreciation Right, shall be subject to such other conditions (whether or not applicable to the Stock Option and/or Stock Appreciation Right, or Stock received by any other Participant), as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the participant in financing the purchase of Stock through the exercise of Stock Options, provisions for forfeiture, or restrictions on resale or other disposition, of Shares acquired under the Plan, provisions giving the Corporation the right to repurchase Shares acquired under the Plan in the event the Participant elects to dispose of such Shares, and provisions to comply with Federal and State securities laws and Federal and State income tax and other payroll tax withholding requirements. Stock Options granted under this Plan which are intended to qualify as Incentive Stock Options shall be specifically designated as such in the Stock Option agreement.

   6.1 OPTION PRICE OF STOCK OPTIONS. The exercise price for each Stock Option granted under the Plan shall be determined by the Committee or Subcommittee; provided, however, that it shall not be less than the Fair Market Value of the Stock on the date of grant.

   6.2 EXERCISABILITY AND TERMS OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. The Committee or Subcommittee shall, subject to the terms of the Plan, determine the dates after which Stock Options and/or Stock Appreciation Rights may be exercised, in whole or in part, and may establish a vesting schedule that must be satisfied before Stock Options and/or Stock Appreciation Rights may be exercised; provided, however, that no Stock Option and/or Stock Appreciation Right may be exercisable within six months of the date it is granted, other than in the event of an acceleration as provided in
   Section 6.3. A Stock Option and/or Stock Appreciation Right may provide that if it is exercisable in installments, installments which are exercisable and not exercised shall remain exercisable during the term of the Stock Option and/or the Stock Appreciation Right.

      All Incentive Stock Options shall have a term of no more than ten years from the date of grant. Upon the Termination of Service of a Participant due to (i) voluntary resignation or involuntary dismissal without Cause, or (ii) Retirement, all Stock Options and/or Stock Appreciation Rights that have not become exercisable before the date the Participant Terminates Service shall be forfeited and terminated immediately. The Participant may exercise a Stock Option and/or Stock Appreciation Right to the extent it was exercisable by him on the date immediately preceding such Termination within the lesser of (i) one month from the date of Termination (six months from the date of Termination in the case of Retirement), or (ii) the balance of the stated term of the Stock Option and/or Stock Appreciation Right. If a Participant's employment shall be terminated with Cause, all Stock Options and/or Stock Appreciation Rights granted to such Participant that have not been exercised prior to such Termination for Cause shall, whether or not exercisable, be forfeited immediately upon such Termination.

   6.3 ACCELERATED VESTING AND EXERCISABILITY OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. If a Participant shall Terminate Service by reason of his death or Disability, all Stock Options and/or Stock Appreciation Rights granted to such Participant that have not become exercisable on or before the date of such Termination shall immediately become both "vested" and fully exercisable. All Stock Options and/or Stock Appreciation Rights held by such Participant may be exercised by the Participant, his estate or beneficiary, or his representative, as the case may be, for a period of one year from the date of such Termination, or until the expiration of the stated term of such Stock Options and/or Stock Appreciation Rights, whichever period is shorter.

      Notwithstanding the provisions of Section 6.2, in the event of a Change in Control, any Stock Option and/or Stock Appreciation Right granted under the Plan to a Participant which has not, as of the date of the Change in Control, become exercisable shall immediately become both "vested" and fully exercisable.

   6.4  NONTRANSFERABILITY OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS.
   No Stock Option or Stock Appreciation Right shall be transferable except by will or the laws of descent and distribution. During the lifetime of the Participant, the Stock Option and/or Stock Appreciation Right shall be exercisable only by him or, in the event of the Participant's incapacity or death, by the Participant's guardian or legal representative. More specifically, without limitation, no Stock Option and/or Stock Appreciation Right may be assigned, transferred (except as specifically permitted by the Plan or the terms of the specific Stock Option or Stock Appreciation Right agreement consistent with the Plan), pledged or hypothecated in any way, nor shall it be assignable by operation of law or subject to execution, attachment, garnishment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option and/or Stock Appreciation Right contrary to the provisions hereof, and the levy of any execution, attachment, garnishment or similar process upon the Stock Option and/or Stock Appreciation Right, shall be null and void, and without force or effect. The Committee may, however, in its sole discretion, allow for transfers of Nonqualified Stock Options, Non-Tandem Stock Appreciation Rights, and Tandem Stock Appreciation Rights issued in connection with Non-Qualified Stock Options to family members, subject to such conditions or limitations as the Board may establish to ensure compliance with Rule 16b-3 promulgated pursuant to the Exchange Act, or for other purposes.

   6.5  NO OBLIGATION TO EXERCISE STOCK OPTIONS AND/OR STOCK APPRECIATION
   RIGHTS.   The grant of a Stock Option and/or Stock Appreciation Right shall impose no obligation on the Participant to exercise such Stock Option and/or Stock Appreciation Right.

   6.6 CANCELLATION OF STOCK OPTIONS AND/OR STOCK APPRECIATION RIGHTS. The Committee, or Subcommittee, in its discretion, may, with the consent of any Participant, cancel any outstanding Stock Option and/or Stock Appreciation Right.

   6.7 NO RIGHTS AS A STOCKHOLDER. A Participant or a transferee of a Stock Option and/or Stock Appreciation Right shall have no rights as a stockholder with respect to any Share covered by his Stock Option and/or Stock Appreciation Right until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

   6.8 SPECIAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Stock with respect to which any Stock Options granted hereunder which are intended to be Incentive Stock Options may be exercisable for the first time by the Participant in any calendar year (under this Plan or any other stock option plan of the Corporation or any parent or Subsidiary thereof) exceeds $100,000, such Stock Options shall not be considered Incentive Stock Options.

      No Incentive Stock Option may be granted to an individual who, at the time the Stock Option is granted, owns directly, or indirectly within the meaning of Section 424(d)of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any parent or Subsidiary thereof, unless such Stock Option (i) has an exercise price of at least 110 percent of the Fair Market Value of the Stock on the date of the grant of such Stock Option, and (ii) cannot be exercised more than five years after the date it is granted.

      Each participant who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (i) two years after the date the Participant was granted the Incentive Stock Option or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Participant provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

      Any other provision of the Plan to the contrary notwithstanding, no Incentive Stock Option shall be granted after the date which is ten years from the date this Plan is adopted, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

   6.9 DEFERRED EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. If a Participant's timely exercise of a Nonqualified Stock Option and/or Stock Appreciation Right during a given taxable year, together with other compensation paid to the Participant for such year, would result in a disallowance for Federal income tax purposes, pursuant to Section 402(m) of the Code, of a deduction to the Corporation of all or part of the Participant's income to be recognized during such taxable year for Federal income tax purposes upon such exercise, then such Participant's exercise of such Nonqualified Stock Option and/or Stock Appreciation Right shall be ineffective and such exercise shall be automatically deferred (except to the extent specifically permitted by the Committee) beyond the end of such taxable year of the Corporation to the extent necessary to avoid such disallowance of a deduction to the Corporation. The deferral of exercise of a Nonqualified Stock Option and/or Stock Appreciation Right provided by this
   Section 6.9 shall be until the next succeeding taxable year in which the Corporation is not denied a tax deduction related to such exercise. The deferral of exercise is for the Corporation's benefit and therefore supersedes any other limitation on exercisability which may be set forth in any other provision of this Plan or any Stock Option or Stock Appreciation Right agreement.


                    ARTICLE VII.  EXERCISE OF STOCK OPTIONS
                                  -------------------------

      Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option's becoming exercisable during the term of such Stock Option; provided, however, that each partial exercise shall be for whole Shares only. Each Stock Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Stock Option) that such Stock Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.2 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iv) in the event that the Stock Option or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Option or portion thereof; and (v) full payment to the Corporation of all amounts which, under Federal or State law, it is required to withhold upon exercise of the Stock Option (as specified in Section 7.3 below).

   7.1 SHARE CERTIFICATES. Upon receiving notice and payment, the Corporation will cause to be delivered to the Participant, as soon as practicable, a certificate in the Participant's name for the Shares purchased. The Shares issuable and deliverable upon the exercise of a Stock Option shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which may be necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency which may be necessary or advisable.

   7.2 PAYMENT FOR SHARES. Payment for Shares purchased under a Stock Option granted hereunder shall be made in full upon exercise of the Stock Option, by certified or bank cashier's check payable to the order of the Corporation or, unless otherwise prohibited by the terms of a Stock Option agreement, by one or more of the following: (i) in the form of Shares already owned by the Participant based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted; (ii) by a combination thereof, in each case in the manner provided in the Stock Option agreement; or (iii) by any other means acceptable to the Corporation. To the extent the Stock Option exercise price may be paid in Shares as provided above, Shares delivered by the Participant may be (i) Shares which were received by the Participant upon exercise of one or more Incentive Stock Options, but only if such Shares have been held by the Participant until the later of (a) two years from the date the Incentive Stock Options were granted or (b) one year after the transfer of Shares to the Participant, or (ii) Shares which were received by the Participant upon exercise of one or more Nonqualified Stock Options and/or Stock Appreciation Rights, but only if such Shares have been held by the Participant for at least six months.

   7.3 SHARE WITHHOLDING. The Committee shall require that a Participant pay to the Corporation, at the time of exercise of a Nonqualified Stock Option and/or Stock Appreciation Right, such amount as the Committee deems necessary to satisfy the Corporation's obligation to withhold Federal or State income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Participant may satisfy such withholding requirements by having the Corporation withhold from the number of Shares otherwise issuable upon exercise of the Stock Option and/or Stock Appreciation Right that number of shares having an aggregate fair market value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant must (i) exercise the Stock Option and/or the Stock Appreciation Right during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Corporation, and ending on the twelfth business day following such date, or (ii) irrevocably elect to utilize Share withholding at least six months prior to the date of exercise.

   7.4 LOANS. The Corporation may make loans to such Participants as the Committee, in its discretion, may determine in connection with the exercise of Stock Options granted under the Plan; provided, however, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would either result in a "modification" (as defined in Section 424 of the Code) of any Incentive Stock Option or disqualify such Stock Option from otherwise qualifying as an Incentive Stock Option. Such loans may be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans may bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates. In no event may any such loan exceed the exercise price, at the date of exercise, of the Shares covered by the Stock Option or portion thereof exercised by the Participant. When a loan shall have been made, the Committee may require that Shares of Common Stock and/or other collateral having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Corporation as security for payment of the unpaid balance of the loan. Every loan shall also comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction thereof.


           ARTICLE VIII.  EXERCISE OF TANDEM STOCK APPRECIATION RIGHT
                          -------------------------------------------

      A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Stock Option is exercisable. Each Tandem Stock Appreciation Right, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Tandem Stock Appreciation Right) that such Tandem Stock Appreciation Right, or a specified portion thereof, is being exercised; (ii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iii) in the event that the Tandem Stock Appreciation Right or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Tandem Stock Appreciation Right or portion thereof; and (iv) full payment to the Corporation of all amounts which, under Federal or State law, it is required to withhold upon exercise of the Stock Appreciation Right (as specified in Section 7.3).

      On exercise of a Tandem Stock Appreciation Right, the Participant shall surrender unexercised, the related Stock Option (or such portion or portions thereof which the Participant from time to time determines to surrender for this purpose) and shall receive in exchange, subject to the rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value of the Stock on the exercise date per share over (ii) the Option Price of the related Stock Option per share, times (B) the number of Shares called for by the related Stock Option or portion thereof which is surrendered.


      The payment due the Participant upon the exercise of a Tandem Stock Appreciation Right shall be made (i) in cash, (ii) in Common Stock (valued with reference to the Fair Market Value of Stock as of the date of exercise), or (iii) partly in cash and partly in Common Stock (valued with reference to the Fair Market Value of Stock as the date of exercise), as set forth by the Tandem Stock Appreciation Right agreement, and by the Committee, in its sole discretion. If the payment is to be made in Common Stock, no fractional shares of Common Stock shall be issued and cash payment shall be made in lieu of fractional shares. Notwithstanding any provision in this Plan to the contrary, in the case of an exercise of a Tandem Stock Appreciation Right by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant may exercise the Tandem Stock Appreciation Right only during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Corporation, and ending on the twelfth business day following such date.

      Any Shares issuable and deliverable upon the exercise of a Tandem Stock Appreciation Right shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates upon the complete or partial exercise of a Tandem Stock Appreciation Right prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which the Corporation may deem necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency which the Corporation may deem necessary or advisable.

      No payment shall be required from the Participant upon the exercise of a Tandem Stock Appreciation Right, except that any amount necessary to satisfy applicable Federal, state or local tax requirements shall be withheld or paid prior to or concurrently with delivery of cash or Shares.

      Upon the exercise of a Tandem Stock Appreciation Right, the number of Shares subject to exercise under the related Stock Option shall automatically be reduced by the number of Shares represented by the Stock Option or portion thereof surrendered. Shares subject to Stock Options or portions thereof surrendered upon the exercise of a Tandem Stock Appreciation Right shall not be available for subsequent awards under this Plan.

      Notwithstanding any provision in this Plan to the contrary, a Tandem Stock Appreciation Right shall be issued in connection with an Incentive Stock Option only if the Tandem Stock Appreciation Right meets the following requirements:

      (a) The Tandem Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option;

      (b) The Tandem Stock Appreciation Right provides for a payment to the Participant not in excess of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of Stock subject to the underlying Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised;

      (c) The Tandem Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

      (d) The Tandem Stock Appreciation Right may be exercised only when the underlying Stock Option is eligible to be exercised; and

      (e) The Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.


          ARTICLE IX.  EXERCISE OF NON-TANDEM STOCK APPRECIATION RIGHT
                       -----------------------------------------------

      Each Non-Tandem Stock Appreciation Right, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office of
   (i) notice in writing signed by the Participant (or other person then entitled to exercise such Non-Tandem Stock Appreciation Right) that such Non-Tandem Stock Appreciation Right, or a specified portion thereof, is being exercised; (ii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iii) in the event that the Non-Tandem Stock Appreciation Right or portion thereof shall be exercised pursuant to
   Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Non-Tandem Stock Appreciation Right or portion thereof; and (iv) full payment to the Corporation of all amounts which, under Federal or State law, it is required to withhold upon exercise of the Stock Appreciation Right (as specified in Section 7.3).

      On exercise of a Non-Tandem Stock Appreciation Right, the Participant shall receive, subject to the rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to
   (A) the excess of (i) the Fair Market Value of Stock on the exercise date over (ii) the Fair Market Value of Stock on the date of grant, times (B) the number of Shares which are subject to the Non-Tandem Stock Appreciation Right which is being exercised.


      The payment due the Participant upon the exercise of a Non- Tandem Stock Appreciation Right shall be made (i) in cash, (ii) in Common Stock (valued with reference to the Fair Market Value of Stock as of the date of exercise), or (iii) partly in cash and partly in Common Stock (valued with reference to the Fair Market Value of Stock as the date of exercise), as set forth by the Non-Tandem Stock Appreciation Right agreement, and by the Committee, in its sole discretion. If the payment is to be made in Common Stock, no fractional shares of Common Stock shall be issued and cash payment shall be made in lieu of fractional shares. Notwithstanding any provision in this Plan to the contrary, in the case of an exercise of a Non-Tandem Stock Appreciation Right by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant may exercise the Non-Tandem Stock Appreciation Right only during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Corporation, and ending on the twelfth business day following such date.


      Any Shares issuable and deliverable upon the exercise of a Non-Tandem Stock Appreciation Right shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates upon the complete or partial exercise of a Non-Tandem Stock Appreciation Right prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which the Corporation may deem necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency which the Corporation may deem necessary or advisable.

      No payment shall be required from the Participant upon the exercise of a Non-Tandem Stock Appreciation Right, except that any amount necessary to satisfy applicable Federal, state or local tax requirements shall be withheld or paid prior to or concurrently with delivery of cash or Shares.


               ARTICLE X.  ADJUSTMENT FOR RECAPITALIZATION, ETC.
                           -------------------------------------

      The aggregate number of Shares which may be purchased under the Plan pursuant to Stock Options or issued pursuant to Stock Appreciation Rights, the number of Shares covered by each outstanding Stock Option and Stock Appreciation Right, and the exercise price of each Stock Option and the Fair Market Value of Stock on the date of grant of a Non-Tandem Stock Appreciation Right shall be appropriately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split or other subdivision or consolidation of Shares or for other capital adjustments or payments of stock dividends or distributions, other increases or decreases in the outstanding Shares effected without receipt of consideration by the Corporation, or reorganization, merger or consolidation, or other similar change affecting the Shares.

      Such adjustment to a Stock Option or Stock Appreciation Right shall be made without a change to the total exercise price applicable to the unexercised portion of the Stock Option or total value applicable to the unexercised portion of a Stock Appreciation Right (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Participants, the Corporation, their representatives, and all other interested persons. No fractional Shares shall be issued as a result of such adjustment.

      In the event of a transaction involving (i) the liquidation or dissolution of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Corporation's assets, provision shall be made in connection with such transaction for the assumption of Stock Options and/or Stock Appreciation Rights theretofore granted under the Plan, or the substitution for such Stock Options and/or Stock Appreciation Rights of new Stock Options and/or Stock Appreciation Rights of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Stock Options and/or Stock Appreciation Rights issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the fair market value of a Share multiplied by the number of Shares subject to the Stock Options or Stock Appreciation Rights (to the extent such Stock Options or Stock Appreciation Rights have not been exercised) less the exercise price for such Stock Options (to the extent such Stock Options have not been exercised) or the Fair Market Value of the Stock on the date of grant of such Stock Appreciation Rights (to the extent such Stock Appreciation Rights have not been exercised); provided, however, that in no event shall the Committee take any action or make any determination under this Article X which would prevent a transaction described in clause
   (ii) or (iii) above from being treated as a pooling of interests under generally accepted accounting principles.


         ARTICLE XI.  GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES
                      -------------------------------------------------

      The Plan, and the grant and exercise of Stock Options and/or Stock Appreciation Rights thereunder, and the Corporation's obligation to sell, deliver stock, and make payments under such Stock Options and/or Stock Appreciation Rights, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

      Each Stock Option and/or Stock Appreciation Right is subject to the requirement that if, at any time, the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or NASDAQ or under any State or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions not acceptable to the Committee. The Corporation shall not be deemed, by reason of the granting of any Stock Option and/or Stock Appreciation Right, to have any obligation to register the Shares subject to such Stock Option and/or Stock Appreciation Right under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act.

      Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Stock Option and/or Stock Appreciation Right (which registration shall not be required), the Corporation shall require that the offer and sale of such Shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Corporation may require, as a condition precedent to the exercise of any Stock Option and/or Stock Appreciation Right, that the person exercising the Stock Option and/or Stock Appreciation Right give to the Corporation written representation and undertaking, satisfactory in form and substance to the Corporation, that he is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Corporation's satisfaction that the offer or sale of the Shares issuable upon exercise of the Stock Option and/or Stock Appreciation Right will not constitute or result in any breach or violation of the Securities Act or any similar State act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of a Stock Option and/or Stock Appreciation Right, the Corporation shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.

      The Corporation is relieved from any liability for the nonissuance or nontransfer or any delay in issuance or transfer of any Shares subject to Stock Options and/or Stock Appreciation Rights under the Plan which results from the inability of the Corporation to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Stock Options and/or Stock Appreciation Rights under the Plan if counsel for the Corporation deems such authority necessary for lawful issuance or transfer of any such Shares. Appropriate legends may be placed on the stock certificates evidencing Shares issued upon exercise of Stock Options and/or Stock Appreciation Rights to reflect such transfer restrictions.


                         ARTICLE XII.  OTHER PROVISIONS
                                       ----------------

      The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey.

      As used herein, the masculine gender shall include the feminine gender.

      The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

      All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

      The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

      Nothing in the Plan or in any Stock Option and/or Stock Appreciation Right granted hereunder shall confer on any Participant or eligible Employee any right to continue in the employ of the Corporation or any of its Subsidiaries, or to interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such Participant's or Employee's employment at any time.

      The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Stock Option and/or Stock Appreciation Right in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

      All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Corporation.

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Affiliates, or any of them. Nothing in this Plan shall be construed to limit the right of any Affiliate (i) to establish, alter or terminate any other forms of incentives, benefits or compensation for Employees, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on an Employee's not participating in this Plan; or (ii) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

      Participants shall have no rights as shareholders unless and until certificates for Shares are registered in their names in satisfaction of a properly exercised Stock Option and/or Stock Appreciation Right.

      If the Committee or Subcommittee shall find that any person to whom any benefit is due or payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee or Subcommittee so directs the Corporation, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.


           ARTICLE XIII.  EFFECTIVE DATE AND EXPIRATION DATE OF PLAN
                          ------------------------------------------

      The Plan is effective as of such date as it is approved by the stockholders of the Corporation in a manner which complies with Rule 16b-3 under the Exchange Act and Section 422 of the Code and applicable State law.


               ARTICLE XIV.  AMENDMENT OR DISCONTINUANCE OF PLAN
                             -----------------------------------

      The Board may, without the consent of the Corporation's stockholders or Participants under the Plan, at any time terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Stock Options and/or Stock Appreciation Rights theretofore granted hereunder without the Participant's consent, and provided further that no such action by the Board, without approval of the stockholders, may (i) materially increase the total number of Shares which may be purchased or acquired pursuant to Stock Options and/or Stock Appreciation Rights granted under the Plan, either in the aggregate or for any Participant or eligible Employee, except as contemplated in Article X;
   (ii) expand the class of employees eligible to receive Stock Options and/or Stock Appreciation Rights under the Plan; (iii) decrease the minimum Stock Option exercise price; (iv) extend the maximum term of Stock Options and/or Stock Appreciation Rights granted hereunder; (v) extend the term of the Plan; or (vi) take any other action requiring stockholder approval under Rule 16b-3 under the Exchange Act. No amendment or modification may become effective if it would cause the Plan to fail to meet the applicable requirements of Rule 16b-3.


                       ARTICLE XV.  SHAREHOLDER APPROVAL
                                    --------------------

      Anything in the Plan to the contrary notwithstanding, the grant of Stock Options and/or Stock Appreciation Rights hereunder shall be of no force or effect, and no Stock Option and/or Stock Appreciation

   Right granted hereunder shall vest or become exercisable in any respect, unless and until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present, in person or by proxy, and entitled to vote at a meeting of the shareholders of the Corporation duly held in accordance with the laws of New Jersey.

                                                                      APPENDIX B
                                                                      ----------

                              GREAT FALLS BANCORP
                             1996 STOCK OPTION PLAN
                           FOR NONEMPLOYEE DIRECTORS

                              ARTICLE I.  PURPOSES
                                          --------

      The purposes of the Great Falls Bancorp 1996 Stock Option Plan for Nonemployee Directors (the "Plan") are to (i) attract and retain highly qualified nonemployee directors of Great Falls Bank and Bergen Commercial Bank (the "Bank Subsidiaries"), which are the bank subsidiaries of Great Falls Bancorp (the "Corporation"), (ii) align the long-term interests of nonemployee directors of the Bank Subsidiaries and the Corporation's stockholders by creating a direct link between compensation of nonemployee directors and stockholder return, (iii) enable nonemployee directors of the Bank Subsidiaries to develop and maintain stock ownership positions in the Corporation, and (iv) provide incentives to such nonemployee directors to contribute to the Corporation's success. To achieve these objectives, the Plan provides for the granting of "nonqualified stock options" to the nonemployee directors of the Bank Subsidiaries.


                            ARTICLE II.  DEFINITIONS
                                         -----------

      Whenever the following terms are used in this Plan, they shall have the meanings specified below:

      (a) "AFFILIATE" shall mean the Corporation or a Subsidiary.

      (b) "BANK SUBSIDIARIES" means Great Falls Bank and Bergen Commercial Bank, both of which are banking corporations of the State of New Jersey and Subsidiaries of the Corporation. "BANK SUBSIDIARY" means either Great Falls Bank or Bergen Commercial Bank, as the context may require.

      (c) "BOARD" shall mean the Board of Directors of the Corporation.

      (d) "CAUSE" shall mean (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a State or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of an Affiliate or for any act of dishonesty or lack of fidelity towards an Affiliate, (iii) the written confession by the Participant of any act of dishonesty towards an Affiliate or any embezzlement or misappropriation of an Affiliate's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Board, in its sole discretion, may determine.

      (e) "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (i) the Corporation acquires actual knowledge that any person (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities; (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate); (iii) the approval by the Corporation's stockholders of (a) a merger or consolidation of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification or reorganization of the Corporation's then outstanding shares of Common Stock or a change in the Corporation's directors, other than the addition of not more than three directors), (b) a sale or disposition of all or substantially all of the Corporation's assets, or (c) a plan of liquidation or dissolution of the Corporation; (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (v) a sale of (a) Common Stock of the Corporation if after such sale any person (as defined above) other than an Affiliate owns a majority of the Common Stock or (b) all or substantially all of the Corporation's assets (other than in the ordinary course of business).

      (f) "CODE" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

      (g) "COMMON STOCK" shall mean the common stock of the Corporation, par value $1.00 per share.

      (h) "CORPORATION" shall mean Great Falls Bancorp, a New Jersey business corporation.

      (i) "DISABILITY" shall mean permanent and total disability as defined by the Corporation's employee welfare benefit plan offering a long-term disability benefit, or, if no such benefit is offered, as defined by Section 105(d)(4) of the Code (prior to the repeal of such Section). "Disability" shall also exist if documented by a signed written opinion of a currently licensed medical doctor reasonably satisfactory to the Board, which written opinion shall set forth, without limitation, a medical opinion that the Participant is permanently disabled, the reasons for such disability, and the date of commencement of such disability.

      (j) "EMPLOYEE" shall mean a common law employee (as defined in accordance with the regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of an Affiliate.

      (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      (l) "FAIR MARKET VALUE OF STOCK" shall mean for all purposes of the Plan as follows: (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, fair market value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported; (B) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, fair market value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; (C) if the Shares are admitted to trading on a national securities exchange, fair market value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported; or (D) if neither (A), (B) nor (C) applies to the Shares, fair market value on any date shall be a price equal to the mean between the closing bid and asked prices for Shares, as quoted in writing to the Corporation by Ryan, Beck & Co., Inc., a principal market maker for transactions in the Corporation's Common Stock on the over-the-counter market, or other market maker designated by the Board.

      (m) "PARTICIPANT" shall mean any one of the individuals who was a member of the Board of Directors of either of the Bank Subsidiaries on February 20, 1996 provided such individual was not also an Employee on such date.

      (n) "PLAN" shall mean the Great Falls Bancorp 1996 Stock Option Plan for Nonemployee Directors, as may be amended from time to time.

      (o) "SECRETARY" shall mean the corporate secretary of the Corporation.

      (p) "SECURITIES ACT" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

      (q) "SHARES" shall mean shares of Common Stock.

      (r) "STOCK OPTION" shall mean a right to purchase Common Stock which is awarded in accordance with the terms of this Plan.

      (s) "SUBSIDIARY(IES)" shall mean any corporation or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Corporation.

      (t) "TERMINATE (TERMINATION OF) SERVICE (OR TERMINATION)" shall mean the time at which the Participant ceases to provide services to an Affiliate as a director or an Employee, but shall not include a lapse in providing services which the Board determines to be a temporary leave of absence.


                          ARTICLE III.  ADMINISTRATION
                                        --------------

      The Plan shall be administered by the Board. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Stock Option granted pursuant thereto. All members of the Board shall be indemnified by the Corporation with respect to any such action, determination or interpretation to the fullest extent permitted by law.

      The Board is authorized, subject to the provisions of the Plan, to: (i) grant Stock Options to the respective Participants to purchase the respective numbers of Shares indicated in Article VI of this Plan, either following approval of the adoption of the Plan by the Corporation's shareholders or prior to shareholder approval but subject to subsequent approval of the Plan by the Corporation's shareholders; (ii) determine the exercise price of the Shares subject to each Stock Option, which price shall be not less than the minimum specified in Section 6.1; (iii) determine who is a "nonemployee director" of a Bank Subsidiary eligible to be a Participant; (iv) establish such rules and regulations as it deems necessary for the proper administration of the Plan; and (v) make whatever determinations and interpretations in connection with the Plan as it deems necessary or advisable. All determinations and interpretations made by the Board shall be binding and conclusive on all Participants and on their legal representatives and beneficiaries.

      The provisions of this Article III shall survive any termination of the Plan.



                      ARTICLE IV.  SHARES SUBJECT TO PLAN
                                   ----------------------

      The aggregate maximum number of Shares that may be made subject to Stock Options granted pursuant to the Plan is Ninety-Five Thousand (95,000) (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of
   Article VIII of the Plan). The Corporation shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued shares, or out of Shares held in the Corporation's treasury, or partly out of each, as shall be determined by the Board. No fractional Shares shall be issued with respect to Stock Options granted under the Plan.

      In the event that any outstanding Stock Option under the Plan for any reason expires, is terminated, forfeited or is canceled at any time, the shares subject to such Options will be unavailable for future grants under the Plan.

               ARTICLE V.  ELIGIBILITY FOR AWARD OF STOCK OPTIONS
                           --------------------------------------

      Only a Participant (as defined in paragraph (m) of Article II) shall be eligible to be granted Stock Options; provided, however, that a Participant shall not be eligible unless such Participant is still a nonemployee director of one of the Bank Subsidiaries on the date Stock Options are granted by the Board under the Plan.

                      ARTICLE VI.  GRANT OF STOCK OPTIONS
                                   ----------------------

      Each Participant other than Anthony M. Bruno, Jr. shall be eligible to be granted Stock Options to purchase Three Thousand (3,000) Shares on the terms and conditions set forth in this Article VI. Anthony M. Bruno, Jr. shall be eligible to be granted Stock Options to purchase Fifty Thousand (50,000) Shares on the terms and conditions set forth in this Article VI. Stock Options shall be evidenced by Stock Option agreements in such form as the Board approves. Stock Option agreements shall conform to the provisions of the Plan and shall be identical for all Participants except as necessary solely to reflect differences in the number of shares covered by the Stock Options.

   6.1 OPTION PRICE OF STOCK OPTIONS. The exercise price for each Stock Option granted under the Plan shall be equal to the Fair Market Value of the Stock on the date of grant.

   6.2  VESTING, EXERCISABILITY AND TERMS OF STOCK OPTIONS.

      (a) Stock Options will become "vested" at the rate of 20% per year (10,000 Shares per year for Mr. Bruno and 600 Shares per year for each of the Participants other than Mr. Bruno) commencing on the date of grant and continuing on each January 1 thereafter on which the Participant remains a director of a Bank Subsidiary and/or a director of an Affiliate and/or Employee of an Affiliate.

      (b) Each group of "vested" Stock Options will thereafter become exercisable at the rate of 20% per year commencing on the later of (a) six
   (6) months and one day after the date the Stock Options are granted or (b) January 1st after each vesting date.

      (c) All Stock Options will generally lapse on December 31, 2006 to the extent not fully exercised prior thereto.

      (d) Upon the Termination of Service of a Participant due to voluntary resignation or involuntary removal without Cause, all Stock Options which have not become exercisable before the date the Participant Terminates Service shall be forfeited and terminated immediately. The Participant may exercise a Stock Option to the extent it was exercisable by him on the date immediately preceding such Termination within the lesser of (i) one month from the date of Termination (six months from the date of Termination in the case of voluntary resignation), or (ii) the balance of the stated term of the Stock Option. If a Participant shall be removed as a director of an Affiliate for Cause, all Stock Options granted to such Participant that have not been exercised prior to such Termination for Cause shall, whether or not exercisable, be forfeited immediately upon such Termination.

   6.3 ACCELERATED VESTING AND EXERCISABILITY OF STOCK OPTIONS. If a Participant shall Terminate Service by reason of his death or Disability, all Stock Options granted to such Participant which have not become exercisable on or before the date of such Termination shall immediately become both "vested" and fully exercisable. All Stock Options held by such Participant may be exercised by the Participant, his estate or beneficiary, or his representative, as the case may be, for a period of one year from the date of such Termination, or until the expiration of the stated term of such Stock Options, whichever period is shorter.

      Notwithstanding the provisions of Section 6.2, in the event of a Change in Control, any Stock Option granted under the Plan to a Participant which has not, as of the date of the Change in Control, become exercisable shall immediately become both "vested" and fully exercisable.

   6.4 NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable except by will or the laws of descent and distribution. During the Participant's lifetime, the Stock Option shall be exercisable only by him or, in the event of the Participant's incapacity or death, by the Participant's guardian or legal representative. More specifically, without limitation, no Stock Option may be assigned, transferred (except as specifically permitted by the Plan or the terms of the specific Stock Option agreement consistent with the Plan), pledged or hypothecated in any way, nor shall it be assignable by operation of law or subject to execution, attachment, garnishment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option contrary to the provisions hereof, and the levy of any execution, attachment, garnishment or similar process upon the Stock Option, shall be null and void, and without force or effect. The Board may, however, in its sole discretion, allow for transfers of Stock Options to family members, subject to such conditions or limitations as the Board may establish to ensure compliance with Rule 16b-3 promulgated pursuant to the Exchange Act, or for other purposes.

   6.5 NO OBLIGATION TO EXERCISE STOCK OPTIONS. The grant of a Stock Option shall impose no obligation on the Participant to exercise such Stock Option.

   6.6 CANCELLATION OF STOCK OPTIONS. The Board in its discretion may, with the consent of any Participant, cancel any outstanding Stock Option.

   6.7 NO RIGHTS AS A STOCKHOLDER. A Participant or a transferee of a Stock Option shall have no rights as a stockholder with respect to any Share covered by his Stock Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

   6.8 DEFERRED EXERCISE OF STOCK OPTIONS. If a Participant's timely exercise of a Stock Option during a given taxable year, together with any other compensation paid to the Participant for such year, would result in a disallowance for Federal income tax purposes, pursuant to Section 402(m) of the Code, of a deduction to the Corporation of all or part of the Participant's income to be recognized during such taxable year for Federal income tax purposes upon such exercise, then such Participant's exercise of such Stock Option shall be ineffective and such exercise shall be automatically deferred (except to the extent specifically permitted by the Board) beyond the end of such taxable year of the Corporation to the extent necessary to avoid such disallowance of a deduction to the Corporation. The deferral of exercise of a Stock Option provided by this Section 6.9 shall be until the next succeeding taxable year in which the Corporation is not denied a tax deduction related to such exercise. The deferral of exercise is for the Corporation's benefit and therefore supersedes any other limitation on exercisability which may be set forth in any other provision of this Plan or any Stock Option agreement.


                    ARTICLE VII.  EXERCISE OF STOCK OPTIONS
                                  -------------------------

      Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option's becoming exercisable during the term of such Stock Option; provided, however, that each partial exercise shall be for whole Shares only. Each Stock Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Stock Option) that such Stock Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.2 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iv) in the event that the Stock Option or portion thereof shall be exercised pursuant to
   Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Option or portion thereof; and (v) full payment to the Corporation of all amounts which, under Federal or State law, it is required to withhold upon exercise of the Stock Option (as specified in Section 7.3 below).

   7.1 SHARE CERTIFICATES. Upon receiving notice and payment, the Corporation will cause to be delivered to the Participant, as soon as practicable, a certificate in the Participant's name for the Shares purchased. The Shares issuable and deliverable upon the exercise of a Stock Option shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which may be necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency which may be necessary or advisable.

   7.2 PAYMENT FOR SHARES. Payment for Shares purchased under a Stock Option granted hereunder shall be made in full upon exercise of the Stock Option,
   (i) by certified or bank cashier's check payable to the order of the Corporation, (ii) in the form of Shares already owned by the Participant based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised, or (iii) by a combination of cash and Shares already owned. To the extent the Stock Option exercise price is paid in Shares as provided above, Shares delivered by the Participant may be Shares which were received by the Participant upon exercise of one or more Stock Options, but only if such Shares have been held by the Participant for at least six months.

   7.3 SHARE WITHHOLDING. The Board shall require that a Participant pay to the Corporation, at the time of exercise of a Stock Option, such amount as the Board deems necessary to satisfy the Corporation's obligation, if any, to withhold Federal or State income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Participant may satisfy such withholding requirements by having the

   Corporation withhold from the number of Shares otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate fair market value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant must (i) exercise the Stock Option during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Corporation, and ending on the twelfth business day following such date, or (ii) irrevocably elect to utilize Share withholding at least six months prior to the date of exercise.

   7.4 LOANS. The Corporation may make loans to such Participants as the Board, in its discretion, may determine in connection with the exercise of Stock Options granted under the Plan. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine not inconsistent with the Plan. Any such loan must bear interest at a rate, and otherwise be on repayment terms, which are not more favorable to the Participant than comparable loans by the Bank Subsidiaries to unrelated customers at the time the loan is made. In no event may the principal amount of any such loan exceed the exercise price, at the date of exercise, of the Shares covered by the Stock Option or portion thereof exercised by the Participant. When a loan shall have been made, the Board shall require that Shares of Common Stock and/or other collateral having a value at least equal to the amount of the loan having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Corporation as security for payment of the unpaid balance of the loan. Every such loan shall also comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction thereof.


              ARTICLE VIII.  ADJUSTMENT FOR RECAPITALIZATION, ETC.
                             -------------------------------------

      The aggregate number of Shares which may be purchased under the Plan pursuant to Stock Options, the number of Shares covered by each outstanding Stock Option, and the exercise price of each Stock Option shall be appropriately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split or other subdivision or consolidation of Shares or for other capital adjustments or payments of stock dividends or distributions, other increases or decreases in the outstanding Shares effected without receipt of consideration by the Corporation, or reorganization, merger or consolidation, or other similar change affecting the Shares.

      Such adjustment to a Stock Option shall be made without a change to the total exercise price applicable to the unexercised portion of the Stock Option (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices). Any such adjustment made by the Board shall be final and binding upon all Participants, the Corporation, their representatives, and all other interested persons. No fractional Shares shall be issued as a result of such adjustment.

      In the event of a transaction involving (i) the liquidation or dissolution of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Corporation's assets, provision shall be made in connection with such transaction for the assumption of Stock Options theretofore granted under the Plan, or the substitution for such Stock Options of new Stock Options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Board, the Plan and the Stock Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the fair market value of a Share multiplied by the number of Shares subject to the Stock Options (to the extent such Stock Options have not been exercised) less the exercise price for such Stock Options (to the extent such Stock Options have not been exercised); provided, however, that in no event shall the Board take any action or make any determination under this Article VIII which would prevent a transaction described in clause (ii) or (iii) above from being treated as a pooling of interests under generally accepted accounting principles.

             ARTICLE IX.  GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES
                          -------------------------------------------------

      The Plan, and the grant and exercise of Stock Options thereunder, and the Corporation's obligation to sell and deliver Shares, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

      Each Stock Option is subject to the requirement that if, at any time, the Board determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or NASDAQ or under any State or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions not acceptable to the Board. The Corporation shall not be deemed, by reason of the granting of any Stock Option, to have any obligation to register the Shares subject to such Stock Option under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act.

      Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Stock Option (which registration shall not be required), the Corporation shall require that the offer and sale of such Shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Corporation may require, as a condition precedent to the exercise of any Stock Option, that the person exercising the Stock Option give to the Corporation written representation and undertaking, satisfactory in form and substance to the Corporation, that he is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Corporation's satisfaction that the offer or sale of the Shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Securities Act or any similar State act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of a Stock Option, the Corporation shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.

      The Corporation is relieved from any liability for the nonissuance or nontransfer or any delay in issuance or transfer of any Shares subject to Stock Options under the Plan which results from the inability of the Corporation to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Stock Options under the Plan if counsel for the Corporation deems such authority necessary for lawful issuance or transfer of any such Shares. Appropriate legends may be placed on the stock certificates evidencing Shares issued upon exercise of Stock Options to reflect such transfer restrictions.


                          ARTICLE X.  OTHER PROVISIONS
                                      ----------------

      The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey.

      As used herein, the masculine gender shall include the feminine gender.

      The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

      All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

      The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

      Nothing in the Plan or in any Stock Option granted hereunder shall confer on any Participant any right to continue as, or to become, a director or Employee of any Affiliate, or to interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such Participant's status as an Employee or as a director of any Subsidiary at any time, subject to the Participant's contract rights, if any, and applicable law.

      The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

      All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Corporation.

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Affiliates, or any of them. Nothing in this Plan shall be construed to limit the right of any Affiliate (i) to establish, alter or terminate any other forms of incentives, benefits or compensation for directors and/or Employees, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on an individual's not participating in this Plan; or (ii) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

      Participants shall have no rights as shareholders unless and until certificates for Shares are registered in their names in satisfaction of a properly exercised Stock Option.

      If the Board shall find that any person to whom any benefit is due or payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Board so determines, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Board and the Corporation therefor.


            ARTICLE XI.  EFFECTIVE DATE AND EXPIRATION DATE OF PLAN
                         ------------------------------------------

      The Plan is effective as of such date as it is approved by the stockholders of the Corporation in a manner which complies with Rule 16b-3 under the Exchange Act and applicable State law.


               ARTICLE XII.  AMENDMENT OR DISCONTINUANCE OF PLAN
                             -----------------------------------

      The Board may, without the consent of the Corporation's stockholders or Participants under the Plan, at any time terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Stock Options theretofore granted hereunder without the Participant's consent, and provided further that no such action by the Board, without approval of the stockholders, may (i) increase the total number of Shares which may be purchased or acquired pursuant to Stock Options granted under the Plan, either in the aggregate or for any Participant or eligible nonemployee director, except as contemplated in
   Article VIII; (ii) expand the class of individuals eligible to receive Stock Options under the Plan; (iii) decrease the minimum Stock Option exercise price; (iv) extend the maximum term of Stock Options granted hereunder; or
   (v) take any other action requiring stockholder approval under Rule 16b-3 under the Exchange Act. No amendment or modification may become effective if it would cause the Plan to fail to meet the applicable requirements of Rule 16b-3.


                      ARTICLE XIII.  SHAREHOLDER APPROVAL
                                     --------------------

      Anything in the Plan to the contrary notwithstanding, the grant of Stock Options hereunder shall be of no force or effect, and no Stock Option granted hereunder shall vest or become exercisable in any respect, unless and until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present, in person or by proxy, and entitled to vote at a meeting of the shareholders of the Corporation duly held in accordance with the laws of New Jersey.

X  Please mark your votes as in this example                               9406

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1, 2, 3, 4 and 5 and the Proxies will be authorized to vote this Proxy in their discretion upon such other business as may properly come before the meeting.

1.  ELECTION OF DIRECTORS:
        [ ]  FOR  [ ]   WITHHELD
        For, except vote withheld from following nominees(s): __________________

2. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION CHANGING CORPORATE NAME TO GREATER COMMUNITY BANCORP
            -------------------------
        [ ]  FOR     [ ]    AGAINST     [ ]  ABSTAIN

3. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING AUTHORIZED COMMON STOCK TO 10 MILLION SHARES
        [ ]  FOR     [ ]    AGAINST     [ ]  ABSTAIN

4.  APPROVAL OF PROPOSED 1996 EMPLOYEE STOCK OPTION PLAN
        [ ]  FOR     [ ]    AGAINST     [ ]  ABSTAIN

5.  APPROVAL OF PROPOSED 1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
        [ ]  FOR     [ ]    AGAINST     [ ]  ABSTAIN

6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE(S)                                    The signer hereby revokes all
                                                proxies heretofore given by the
                                                signer to vote at said meeting
                                                or any adjournments thereof. The
                                                signer hereby confers discretion
                                                to the proxies to vote upon such
NOTE: PLEASE SIGN EXACTLY AS NAME APPREARS      other natters as may properly
HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN     come before the meeting.
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEEE OR GUARDIAN, PLEASE GIVE FULL TITLE
AS SUCH.

                              GREAT FALLS BANCORP
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 30, 1996

The undersigned hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Robin A. Peterson, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of GREAT FALLS BANCORP to be held at the main office of Great Falls Bank, 55 Union Boulevard, Totowa, New Jersey on Tuesday, April 30, 1996 at 4:00 p.m., and at any adjournment thereof, on all matters coming before such meeting.

Election of Directors, Nominees:
  JOSEPH A. LOBOSCO, JOHN L. SOLDOVERI, C. MARK CAMPBELL AND CHARLES J. VOLPE (three-year term)
  ANTHONY M. BRUNO, JR. (two-year term)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.